MEEDER
   Advisor Funds

   Tactical Asset Allocation Fund

   Core Equity Fund

   Utility Growth Fund

   International Equity Fund


   2002 ANNUAL REPORT

   December 31, 2002

[GRAPHIC APPEARS HERE]

                                MEEDER
                                   Advisor Funds
                                   6000 Memorial Drive, Dublin Ohio, 43017
                                   Call Toll Free 800-494-3539
                                   Local 614-766-7074 Fax 614-766-6669
                                   Distributed by Adviser Dealer Services, Inc.

________________________________________________________________________________

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________________________________________________________________________________

________________________________________________________________________________

MEEDER
   Advisor Funds

            2002 ANNUAL REPORT
            TABLE OF CONTENTS

            Letter to Shareholders........................     2

            Tactical Asset Allocation Fund................     4

            Utility Growth Fund...........................     6

            Core Equity Fund..............................     8

            International Equity Fund.....................    10

            Portfolio Holdings & Financial Statements.....    12

2002 Annual Report | December 31, 2002                                         1

MEEDER
   Advisor Funds

[PHOTO OF ROBERT S. MEEDER SR.]
PRESIDENT

LETTER TO SHAREHOLDERS

     Though the odds are great you have already read many accounts of last year's stock market demise, I would like to highlight what we believe are the salient points concerning the events in the financial markets over the last 12 months. 2002 was the worst year of the last three for equity market returns. The S&P 500 Index fell 22% over the 12-month period, making 2002 the worst year for the benchmark large-cap index since 1974 and the fifth worst year on record in the index's 75-year history. The Nasdaq Composite fared worse, falling over 31% for the year in its 3rd worst annual performance since the inception of the index.

     2002 was also different from the two previous years in that every equity mutual fund category tracked by Lipper, Inc. had a negative double-digit return for the year, ranging from a loss of 41.38% for science and technology funds to the best performing category, balanced funds, which had a loss of 10.69%. Volatility remained high during 2002 as sharp, short-term rallies were often followed by sudden corrections, and vise versa. For example, the Dow Jones Industrial Average's 11% loss in September - the worst September performance for the blue chip index since 1937 - was followed by a 10% gain in October - the second best gain for the Dow in that month on record.

     Not all investments fared poorly in 2002, as bonds achieved positive returns. The average U.S. Government bond fund gained nearly 10% for the year. However, the potential for favorable bond market returns was not always apparent in 2002. At the start of the year, there was a real risk that interest rates would rise from their historically low levels. But a recovery in the U.S economy failed to materialize and stock prices began to tumble. With a rate cut by the Federal Reserve Board in November, short-term rates dropped to levels not seen in over 40 years. Rates could go lower still, but the likelihood is growing that the Fed has little room to cut rates further at this time. In fact, the risk is increasing that rates may rise in 2003, which could spell bad news for most bond investors.

     Will 2003 hold more of the same for the stock market? We do not think so. We believe the low of this prolonged bear market was established in October. Two important conditions developed in the market during the 4th Quarter that support a continuing positive bias for stock prices: a plurality of stocks were advancing rather than declining throughout the 4th Quarter; and the average stock on the New York Stock Exchange had a higher return than the major stock indices during this period. So far in 2003, the internal strengths of the market continue to support a constructive attitude.

     Moreover, 2003 will be President George W. Bush's third year in office and, as we stated before, the third year of a presidential cycle has historically been the best year for stock market gains. (The most recent proposal by President Bush to change various tax regulations is a good example of why the 3rd year of his term

2                                         2002 Annual Report | December 31, 2002

MEEDER
   Advisor Funds

could be promising for the stock market.) Based on the technical condition of the market, the weight of the evidence continues to indicate that the stock market could be more favorable for investors in 2003. Though no one has a magic crystal ball for projections of economic or market gain or loss, conditions are now in place for the normal lag of economic improvement to follow the market's internal strength.

Sincerely,

/s/ Robert S. Meeder
Robert S. Meeder
President
January 24, 2003

2002 Annual Report | December 31, 2002                                         3

MEEDER
   Advisor Funds

TACTICAL ASSET ALLOCATION FUND

----------------------------------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns                              1           3            5                 Since
as of December 31, 2002                                year       years        years             Inception
----------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund A Shares (Before
 sales charges)                                      -11.94%     -13.56%       -0.84%             2.70%/1/
----------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund A Shares (After
 sales charges/4/)                                   -17.00%     -15.25%       -2.01%             1.76%/1/
----------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund C Shares (Before
 sales charges)                                      -12.26%     -13.89%       -1.15%             3.91%/1/
----------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund C Shares (After
 sales charges/5/)                                   -13.58%     -13.89%       -1.15%             3.91%/1/
----------------------------------------------------------------------------------------------------------
Average Asset Allocation Fund                        -10.19%      -4.38%        1.63%    6.38%/2//5.44%/3/
----------------------------------------------------------------------------------------------------------
S&P 500 Index                                        -22.09%     -14.55%       -0.58%    8.56%/2//6.67%/3/
----------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                               -31.53%     -31.02%       -3.19%    6.27%/2//3.69%/3/
==========================================================================================================

/1/ Inception Date: Class A Shares 8/1/96. Inception Date: Class C Shares 6/1/95 /2/ Average annual total return from 6/1/95 to 12/31/02.
/3/ Average annual total return from 8/1/96 to 12/31/02.
/4/ Reflects the deduction of 5.75% sales charges.
/5/ Reflects the deduction of contingent deferred sales charges as follows:
    1.50% if redeemed within 18 months of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF ROBERT S. MEEDER, SR.]
PORTFOLIO MANAGER

[PHOTO OF ROBERT S. MEEDER, JR.]
PORTFOLIO MANAGER

[PHOTO OF KEVIN J. KRANZ]
ASST. PORTFOLIO MANAGER

     Historically, our firm has demonstrated that our defensive strategy protects clients' assets in a "down" market.

     However, over the last few years, the results in the Tactical Asset Allocation Fund have protected client assets to a degree but have fallen short of our expectations. That which has had a significant impact on this short fall is a combination of several factors -- and a few items were very significant. First, the volatility of the stock market has increased from its historical norm. Last year, for example, the average daily change of value of the S&P 500 Index was 1.22%. This matched the previous high established in 1935. Secondly, the overvaluation of certain sectors of the market set all-time highs at the market's peak. This created price risk not seen in decades, and the degree of risk was confirmed by the extent of the market's decline in the last three years. Thirdly, the level of corporate fraud detected has been abnormal, and the level of international turmoil has been abnormal. Both items are a distraction to investor confidence. Put all these factors together and you wind up with a turbulent investor environment probably unmatched since the Great Depression and World War II.

     Is the 2002 environment likely to continue? Surely not all of these unsettling events will disappear, but it is extremely unlikely the combination of these items will be duplicated in the near term. Though relative investment results were good, why did these portfolios lose over 11%? Is the "defensive" investment discipline not as valid as before? Have we changed the discipline? Should our shareholders and clients expect better downside protection in the future?

     Technical analysis relies primarily on historical relationships of internal conditions of the stock market, and price movement. The measurement of these factors is a statistical exercise. The relevance of this information to price movement results in investment conclusions that assist in defining risk/reward probabilities of equity investments. Similar procedures are incorporated in identifying which mutual funds should be purchased or sold. We believe this discipline is valid today as it has been for the history of our firm.

     The objectives of Defensive Investing is to (1) participate in a rising stock market environment (a bull market cycle); (2) protect assets in a declining stock market (a bear market cycle); (3) eliminate the mathematical catch-up game as much as possible (lose 25%, must gain 33% to break even); (4) have a greater total return than that of a high-quality bond portfolio over a complete stock market cycle, and (5) attempt to have a positive return each year.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the Tactical Asset Allocation Fund during the periods shown above. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

4                                         2002 Annual Report | December 31, 2002

MEEDER
   Advisor Funds

--------------------------------------------------------------------------------
Portfolio Holdings as of December 31, 2002

[GRAPHIC APPEARS HERE]

   1) iShares: S&P 500 Index            40%

   2) iShares: Nasdaq 100 Index         23%

   3) iShares: S&P 400 Mid-Cap Index    18%

   4) iShares: S&P Barra Growth Index   14%

   5) S&P 500 Futures                    5%

   Portfolio holdings subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT
                                      Tactical Asset        Morningstar
                   Tactical Asset     Allocation Fund      Average Asset
                  Allocation Fund     Class A Shares      Allocation Fund
                   Class A Shares  (after sales charges)       Index

08/01/96                   $10,000              $ 9,425           $10,000
08/31/96                   $ 9,952              $ 9,380           $10,165
09/30/96                   $10,232              $ 9,644           $10,494
10/31/96                   $10,352              $ 9,757           $10,664
11/30/96                   $10,816              $10,194           $11,091
12/31/96                   $10,551              $ 9,944           $11,018
01/31/97                   $11,147              $10,506           $11,290
02/28/97                   $11,147              $10,506           $11,286
03/31/97                   $10,719              $10,103           $11,021
04/30/97                   $10,979              $10,348           $11,263
05/31/97                   $11,643              $10,974           $11,739
06/30/97                   $12,055              $11,362           $12,086
07/31/97                   $12,951              $12,206           $12,680
08/31/97                   $12,427              $11,712           $12,369
09/30/97                   $13,069              $12,318           $12,856
10/31/97                   $12,193              $11,492           $12,610
11/30/97                   $12,320              $11,612           $12,767
12/31/97                   $12,375              $11,664           $12,912
01/31/98                   $12,118              $11,421           $12,991
02/28/98                   $12,498              $11,780           $13,495
03/31/98                   $12,878              $12,138           $13,893
04/30/98                   $13,024              $12,275           $13,992
05/31/98                   $12,878              $12,138           $13,845
06/30/98                   $13,114              $12,360           $14,051
07/31/98                   $13,405              $12,635           $13,874
08/31/98                   $12,653              $11,926           $12,727
09/30/98                   $12,687              $11,957           $13,152
10/31/98                   $13,216              $12,456           $13,592
11/30/98                   $14,205              $13,389           $14,042
12/31/98                   $15,887              $14,973           $14,484
01/31/99                   $16,815              $15,848           $14,691
02/28/99                   $16,368              $15,427           $14,284
03/31/99                   $16,780              $15,815           $14,613
04/30/99                   $17,193              $16,204           $15,029
05/31/99                   $16,918              $15,945           $14,799
06/30/99                   $17,685              $16,668           $15,201
07/31/99                   $17,135              $16,150           $15,016
08/31/99                   $16,963              $15,988           $14,911
09/30/99                   $16,873              $15,903           $14,787
10/31/99                   $16,714              $15,753           $15,138
11/30/99                   $17,206              $16,216           $15,454
12/31/99                   $18,368              $17,312           $16,171
01/31/00                   $17,736              $16,716           $15,788
02/29/00                   $18,647              $17,575           $16,194
03/31/00                   $18,927              $17,838           $16,772
04/30/00                   $16,432              $15,487           $16,399
05/31/00                   $16,003              $15,083           $16,154
06/30/00                   $16,226              $15,293           $16,546
07/31/00                   $16,121              $15,194           $16,444
08/31/00                   $16,527              $15,577           $17,146
09/30/00                   $15,948              $15,031           $16,797
10/31/00                   $15,523              $14,630           $16,661
11/30/00                   $14,976              $14,115           $16,018
12/31/00                   $15,265              $14,387           $16,457
01/31/01                   $15,249              $14,373           $16,743
02/28/01                   $14,475              $13,643           $16,044
03/31/01                   $13,639              $12,855           $15,441
04/30/01                   $14,186              $13,371           $16,066
05/31/01                   $14,536              $13,700           $16,163
06/30/01                   $14,171              $13,356           $15,985
07/31/01                   $14,095              $13,285           $15,936
08/31/01                   $13,564              $12,784           $15,546
09/30/01                   $12,774              $12,039           $14,698
10/31/01                   $12,652              $11,925           $15,022
11/30/01                   $13,229              $12,469           $15,583
12/31/01                   $13,470              $12,695           $15,728
01/31/02                   $13,371              $12,603           $15,587
02/28/02                   $12,994              $12,247           $15,439
03/31/02                   $13,831              $13,036           $15,797
04/30/02                   $13,847              $13,051           $15,539
05/31/02                   $13,470              $12,695           $15,466
06/30/02                   $12,978              $12,231           $14,845
07/31/02                   $12,748              $12,015           $14,082
08/31/02                   $12,633              $11,907           $14,171
09/30/02                   $12,371              $11,659           $13,415
10/31/02                   $12,239              $11,536           $13,897
11/30/02                   $12,748              $12,015           $14,378
12/31/02                   $11,862              $11,180           $14,048


                                      Tactical Asset        Morningstar
                   Tactical Asset    Allocation Fund       Average Asset
                  Allocation Fund  Class C Shares (after  Allocation Fund
                   Class C Shares      sales charges)          Index

06/01/95                 $10,000              $9,850             $10,000
06/30/95                 $10,408             $10,258             $10,188
07/31/95                 $11,016             $10,866             $10,427
08/31/95                 $11,176             $11,026             $10,508
09/30/95                 $11,496             $11,346             $10,712
10/31/95                 $11,312             $11,162             $10,666
11/30/95                 $11,440             $11,290             $10,948
12/31/95                 $11,457             $11,307             $11,121
01/31/96                 $11,587             $11,437             $11,321
02/29/96                 $11,759             $11,609             $11,345
03/31/96                 $11,716             $11,566             $11,389
04/30/96                 $12,053             $11,903             $11,533
05/31/96                 $12,356             $12,206             $11,677
06/30/96                 $12,174             $12,024             $11,674
07/31/96                 $11,414             $11,264             $11,377
08/31/96                 $11,371             $11,221             $11,565
09/30/96                 $11,682             $11,532             $11,939
10/31/96                 $11,820             $11,670             $12,133
11/30/96                 $12,347             $12,197             $12,618
12/31/96                 $12,038             $11,963             $12,535
01/31/97                 $12,715             $12,640             $12,845
02/28/97                 $12,715             $12,640             $12,840
03/31/97                 $12,225             $12,150             $12,539
04/30/97                 $12,555             $12,480             $12,814
05/31/97                 $13,311             $13,236             $13,356
06/30/97                 $13,783             $13,783             $13,751
07/31/97                 $14,759             $14,759             $14,426
08/31/97                 $14,159             $14,159             $14,073
09/30/97                 $14,875             $14,875             $14,626
10/31/97                 $13,887             $13,887             $14,346
11/30/97                 $14,048             $14,048             $14,526
12/31/97                 $14,170             $14,170             $14,691
01/31/98                 $13,858             $13,858             $14,780
02/28/98                 $14,286             $14,286             $15,354
03/31/98                 $14,725             $14,725             $15,806
04/30/98                 $14,888             $14,888             $15,918
05/31/98                 $14,725             $14,725             $15,752
06/30/98                 $15,003             $15,003             $15,986
07/31/98                 $15,329             $15,329             $15,785
08/31/98                 $14,458             $14,458             $14,480
09/30/98                 $14,516             $14,516             $14,963
10/31/98                 $15,109             $15,109             $15,464
11/30/98                 $16,225             $16,225             $15,976
12/31/98                 $18,156             $18,156             $16,479
01/31/99                 $19,210             $19,210             $16,714
02/28/99                 $18,701             $18,701             $16,251
03/31/99                 $19,175             $19,175             $16,626
04/30/99                 $19,636             $19,636             $17,099
05/31/99                 $19,329             $19,329             $16,837
06/30/99                 $20,193             $20,193             $17,295
07/31/99                 $19,565             $19,565             $17,084
08/31/99                 $19,352             $19,352             $16,964
09/30/99                 $19,260             $19,260             $16,824
10/31/99                 $19,056             $19,056             $17,223
11/30/99                 $19,610             $19,610             $17,582
12/31/99                 $20,939             $20,939             $18,398
01/31/00                 $20,199             $20,199             $17,962
02/29/00                 $21,235             $21,235             $18,424
03/31/00                 $21,561             $21,561             $19,082
04/30/00                 $18,712             $18,712             $18,657
05/31/00                 $18,207             $18,207             $18,378
06/30/00                 $18,462             $18,462             $18,825
07/31/00                 $18,327             $18,327             $18,709
08/31/00                 $18,778             $18,778             $19,507
09/30/00                 $18,132             $18,132             $19,110
10/31/00                 $17,633             $17,633             $18,955
11/30/00                 $17,013             $17,013             $18,224
12/31/00                 $17,330             $17,330             $18,723
01/31/01                 $17,300             $17,300             $19,049
02/28/01                 $16,423             $16,423             $18,253
03/31/01                 $15,455             $15,455             $17,567
04/30/01                 $16,090             $16,090             $18,279
05/31/01                 $16,468             $16,468             $18,389
06/30/01                 $16,060             $16,060             $18,186
07/31/01                 $15,969             $15,969             $18,130
08/31/01                 $15,349             $15,349             $17,687
09/30/01                 $14,457             $14,457             $16,722
10/31/01                 $14,306             $14,306             $17,091
11/30/01                 $14,956             $14,956             $17,729
12/31/01                 $15,241             $15,241             $17,894
01/31/02                 $15,128             $15,128             $17,734
02/28/02                 $14,693             $14,693             $17,565
03/31/02                 $15,644             $15,644             $17,972
04/30/02                 $15,660             $15,660             $17,679
05/31/02                 $15,225             $15,225             $17,595
06/30/02                 $14,661             $14,661             $16,890
07/31/02                 $14,403             $14,403             $16,021
08/31/02                 $14,258             $14,258             $16,123
09/30/02                 $13,968             $13,968             $15,262
10/31/02                 $13,807             $13,807             $15,811
11/30/02                 $14,371             $14,371             $16,358
12/31/02                 $13,372             $13,372             $15,983

These charts compare the Tactical Asset Allocation Fund's Class A and Class C values to the Morningstar Average Asset Allocation Fund Index, the Fund's broad-based benchmark index. They are intended to give you a general idea of how the Fund performed compared to this benchmark over the period August 1, 1996 to December 31, 2002 (for Class A Shares) and June 1, 1995 to December 31, 2002 (for Class C Shares).

It is important to understand differences between your Fund and this index. An index of funds such as the Morningstar's Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                         5

MEEDER
   Advisor Funds

UTILITY GROWTH FUND

--------------------------------------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns                                        1           3          5             Since
as of December 31, 2002                                          year       years      years         Inception
--------------------------------------------------------------------------------------------------------------
Utility Growth Fund A Shares (Before sales charges)            -30.71%     -10.82%     -1.55%         5.94%/1/
--------------------------------------------------------------------------------------------------------------
Utility Growth Fund A Shares (After sales charges/3/)          -34.70%     -12.56%     -2.71%         5.11%/1/
--------------------------------------------------------------------------------------------------------------
Utility Growth Fund C Shares (Before sales charges)            -30.92%     -11.40%     -2.09%         5.51%/1/
--------------------------------------------------------------------------------------------------------------
Utility Growth Fund C Shares (After sales charges/4/)          -31.94%     -11.40%     -2.09%         5.51%/1/
--------------------------------------------------------------------------------------------------------------
New York Stock Exchange Utility Index                          -26.85%     -20.91%     -4.53%         3.90%/2/
--------------------------------------------------------------------------------------------------------------
Average Utility Fund                                           -23.67%     -13.18%     -2.04%         5.36%/2/
==============================================================================================================

/1/  Inception Date: 7/11/95.
/2/  Average annual total return from 7/31/95 to 12/31/02.
/3/  Reflects the deduction of 5.75% sales charges.
/4/  Reflects the deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

Source for index data: Bloomberg, Inc. Source for average fund data:
Morningstar, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF LOWELL G. MILLER]
PORTFOLIO MANAGER

     The air calmed down, the head-lines faded, and helped by a general improvement in the fundamental operating environment for regulated and gas -oriented utilities, we were able to post excellent gains in the 4th Quarter, far outperforming the average utility fund. Much of this quarterly result can be traced to our natural gas bias, improved performance from the telecom sector, and avoidance of positions with exposure to speculative trading and the unregulated electricity market. While 2002 is likely to go down as one of the most challenging years in history for the utilities sector, several pistons in the proverbial "engine" of a broad-based utilities recovery are finally firing in unison.

     During the first three quarters of the year, the aftershocks of the collapse of Enron shuddered through the utilities sector, leading many companies to trim their energy trading operations and take a step backward before preceding forward. A number of our holdings suffered declines during this period, and we eliminated several disappointing performers from the portfolio, including Williams, Aquila, and El Paso. Our telecommunications holdings also detracted from fund performance, as the Baby Bells struggled to find growth in a slowing economy.

     Heading into 2003, many factors are now present in the utilities marketplace that could translate into improved earnings and rising valuations for companies in the utilities sector. Natural gas production and inventories have fallen off recently, even as consumer demand increased. Several regulatory changes are making their way through Washington that could have a favorable impact on the industry. A repeal of the federal tax on stock dividends would likely benefit high-yielding utilities. Finally, progress in reforming corporate accounting practices and restoring investor confidence is developing. All these factors taken together should improve the prospects for the utilities sector in general and the Fund in particular for the next 12 months.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2000, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the Utility Growth Fund during the periods shown above. Because the Utility Growth Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value. The New York Stock Exchange Utility Index is an unmanaged index of 256 utility sector stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

6                                         2002 Annual Report | December 31, 2002

MEEDER
   Advisor Funds

--------------------------------------------------------------------------------
Sector Weightings as of December 31, 2002

[GRAPHIC APPEARS HERE]

   1) Telecomm. Services          30%

   2) Oil/Gas Domestic            23%

   3) Electric/Gas Utility        16%

   4) Electric Utility            11%

   5) Electric Integrated          8%

   6) Water Utility                4%

   7) Natural Gas (Diversified)    4%

   8) Distribution                 3%

   9) Natural Gas (Distributor)    1%

   Sector weightings subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

                            Utility Growth
           Utility Growth   Fund Class A     Morningstar
            Fund Class A    Shares(after    Average Utility
              Shares        sales charges)    Fund Index     NYSE Utility Index

07/11/95      $10,000         $ 9,425                            $10,000
07/31/95      $10,089         $ 9,508         $10,000            $10,224
08/31/95      $10,204         $ 9,617         $10,103            $10,441
09/30/95      $10,520         $ 9,915         $10,529            $10,953
10/31/95      $10,673         $10,059         $10,561            $11,121
11/30/95      $11,015         $10,381         $10,810            $11,324
12/31/95      $11,511         $10,849         $11,254            $11,930
01/31/96      $11,639         $10,970         $11,456            $12,169
02/29/96      $11,505         $10,843         $11,305            $11,816
03/31/96      $11,398         $10,743         $11,259            $11,708
04/30/96      $11,574         $10,908         $11,347            $11,882
05/31/96      $11,774         $11,097         $11,431            $11,942
06/30/96      $12,072         $11,378         $11,736            $12,257
07/31/96      $11,542         $10,878         $11,202            $11,635
08/31/96      $11,967         $11,279         $11,428            $11,660
09/30/96      $12,035         $11,343         $11,550            $11,888
10/31/96      $12,414         $11,700         $11,942            $12,317
11/30/96      $12,933         $12,190         $12,439            $12,830
12/31/96      $12,963         $12,218         $12,555            $12,782
01/31/97      $13,344         $12,577         $12,816            $13,228
02/28/97      $13,227         $12,466         $12,822            $13,373
03/31/97      $12,660         $11,932         $12,450            $12,780
04/30/97      $12,784         $12,049         $12,567            $13,013
05/31/97      $13,435         $12,662         $13,187            $13,693
06/30/97      $13,650         $12,865         $13,586            $14,276
07/31/97      $14,001         $13,196         $13,948            $14,743
08/31/97      $13,959         $13,156         $13,520            $14,155
09/30/97      $14,783         $13,933         $14,338            $15,066
10/31/97      $14,705         $13,860         $14,164            $15,041
11/30/97      $15,894         $14,980         $15,054            $16,350
12/31/97      $16,646         $15,689         $15,783            $17,128
01/31/98      $16,554         $15,602         $15,783            $17,279
02/28/98      $17,267         $16,274         $16,325            $17,933
03/31/98      $18,297         $17,245         $17,514            $19,715
04/30/98      $18,087         $17,047         $17,207            $19,537
05/31/98      $17,525         $16,517         $16,952            $19,040
06/30/98      $17,718         $16,699         $17,255            $19,758
07/31/98      $17,468         $16,464         $17,101            $19,912
08/31/98      $14,969         $14,108         $15,838            $18,563
09/30/98      $15,888         $14,974         $16,976            $20,083
10/31/98      $16,495         $15,546         $17,367            $20,981
11/30/98      $16,667         $15,709         $17,854            $21,759
12/31/98      $18,035         $16,998         $18,912            $23,437
01/31/99      $18,574         $17,506         $18,953            $23,696
02/28/99      $18,093         $17,053         $18,377            $22,905
03/31/99      $18,146         $17,103         $18,422            $22,610
04/30/99      $19,654         $18,524         $19,619            $24,840
05/31/99      $20,024         $18,872         $20,098            $24,870
06/30/99      $20,345         $19,175         $20,403            $26,499
07/31/99      $20,781         $19,586         $20,371            $26,178
08/31/99      $19,948         $18,801         $19,733            $24,987
09/30/99      $20,512         $19,333         $19,711            $25,771
10/31/99      $21,861         $20,604         $20,779            $26,469
11/30/99      $21,704         $20,456         $21,056            $26,763
12/31/99      $21,703         $20,455         $22,057            $27,481
01/31/00      $22,546         $21,250         $22,570            $26,670
02/29/00      $21,198         $19,979         $22,668            $25,673
03/31/00      $23,234         $21,898         $23,759            $27,283
04/30/00      $22,730         $21,423         $22,752            $27,374
05/31/00      $22,867         $21,552         $22,484            $26,492
06/30/00      $22,856         $21,542         $22,543            $26,066
07/31/00      $23,011         $21,688         $22,376            $24,636
08/31/00      $24,021         $22,639         $23,936            $25,510
09/30/00      $25,430         $23,968         $24,685            $25,528
10/31/00      $25,141         $23,696         $24,068            $26,106
11/30/00      $24,445         $23,040         $22,728            $23,856
12/31/00      $26,125         $24,623         $23,969            $24,195
01/31/01      $25,729         $24,249         $23,374            $24,362
02/28/01      $25,370         $23,911         $22,927            $22,396
03/31/01      $25,513         $24,046         $22,482            $21,807
04/30/01      $26,801         $25,260         $23,807            $23,355
05/31/01      $26,236         $24,727         $23,401            $22,571
06/30/01      $24,489         $23,081         $21,830            $20,938
07/31/01      $24,239         $22,845         $21,161            $20,679
08/31/01      $23,677         $22,316         $20,367            $19,378
09/30/01      $22,506         $21,212         $19,001            $19,059
10/31/01      $22,151         $20,877         $18,773            $18,147
11/30/01      $21,782         $20,530         $18,629            $18,127
12/31/01      $22,217         $20,940         $19,040            $18,572
01/31/02      $20,526         $19,346         $17,979            $17,712
02/28/02      $19,955         $18,808         $17,547            $17,230
03/31/02      $21,688         $20,441         $18,741            $17,787
04/30/02      $20,044         $18,892         $18,019            $16,408
05/31/02      $19,277         $18,169         $17,408            $16,228
06/30/02      $17,238         $16,246         $16,233            $14,727
07/31/02      $15,286         $14,407         $14,440            $12,991
08/31/02      $15,085         $14,218         $14,746            $12,978
09/30/02      $13,627         $12,844         $13,338            $11,292
10/31/02      $14,853         $13,999         $13,938            $12,921
11/30/02      $15,451         $14,563         $14,472            $13,910
12/31/02      $15,394         $14,509         $14,536            $13,586

                            Utility Growth
           Utility Growth   Fund Class C      Morningstar
            Fund Class C    Shares(after    Average Utility    NYSE Utility
              Shares        sales charges)    Fund Index          Index

07/11/95      $10,000         $ 9,850                            $10,000
07/31/95      $10,092         $ 9,942         $10,000            $10,224
08/31/95      $10,208         $10,058         $10,103            $10,441
09/30/95      $10,513         $10,363         $10,529            $10,953
10/31/95      $10,670         $10,520         $10,561            $11,121
11/30/95      $11,013         $10,863         $10,810            $11,324
12/31/95      $11,507         $11,357         $11,254            $11,930
01/31/96      $11,633         $11,483         $11,456            $12,169
02/29/96      $11,500         $11,350         $11,305            $11,816
03/31/96      $11,391         $11,241         $11,259            $11,708
04/30/96      $11,565         $11,415         $11,347            $11,882
05/31/96      $11,757         $11,607         $11,431            $11,942
06/30/96      $12,044         $11,894         $11,736            $12,257
07/31/96      $11,521         $11,371         $11,202            $11,635
08/31/96      $11,945         $11,795         $11,428            $11,660
09/30/96      $12,019         $11,869         $11,550            $11,888
10/31/96      $12,392         $12,242         $11,942            $12,317
11/30/96      $12,908         $12,758         $12,439            $12,830
12/31/96      $12,940         $12,790         $12,555            $12,782
01/31/97      $13,305         $13,230         $12,816            $13,228
02/28/97      $13,184         $13,109         $12,822            $13,373
03/31/97      $12,627         $12,552         $12,450            $12,780
04/30/97      $12,749         $12,674         $12,567            $13,013
05/31/97      $13,395         $13,320         $13,187            $13,693
06/30/97      $13,601         $13,526         $13,586            $14,276
07/31/97      $13,953         $13,953         $13,948            $14,743
08/31/97      $13,909         $13,909         $13,520            $14,155
09/30/97      $14,741         $14,741         $14,338            $15,066
10/31/97      $14,653         $14,653         $14,164            $15,041
11/30/97      $15,838         $15,838         $15,054            $16,350
12/31/97      $16,596         $16,596         $15,783            $17,128
01/31/98      $16,500         $16,500         $15,783            $17,279
02/28/98      $17,205         $17,205         $16,325            $17,933
03/31/98      $18,234         $18,234         $17,514            $19,715
04/30/98      $18,014         $18,014         $17,207            $19,537
05/31/98      $17,455         $17,455         $16,952            $19,040
06/30/98      $17,649         $17,649         $17,255            $19,758
07/31/98      $17,389         $17,389         $17,101            $19,912
08/31/98      $14,898         $14,898         $15,838            $18,563
09/30/98      $15,813         $15,813         $16,976            $20,083
10/31/98      $16,410         $16,410         $17,367            $20,981
11/30/98      $16,570         $16,570         $17,854            $21,759
12/31/98      $17,936         $17,936         $18,912            $23,437
01/31/99      $18,466         $18,466         $18,953            $23,696
02/28/99      $17,971         $17,971         $18,377            $22,905
03/31/99      $18,033         $18,033         $18,422            $22,610
04/30/99      $19,517         $19,517         $19,619            $24,840
05/31/99      $19,877         $19,877         $20,098            $24,870
06/30/99      $20,189         $20,189         $20,403            $26,499
07/31/99      $20,618         $20,618         $20,371            $26,178
08/31/99      $19,782         $19,782         $19,733            $24,987
09/30/99      $20,330         $20,330         $19,711            $25,771
10/31/99      $21,655         $21,655         $20,779            $26,469
11/30/99      $21,486         $21,486         $21,056            $26,763
12/31/99      $21,474         $21,474         $22,057            $27,481
01/31/00      $22,319         $22,319         $22,570            $26,670
02/29/00      $20,979         $20,979         $22,668            $25,673
03/31/00      $22,974         $22,974         $23,759            $27,283
04/30/00      $22,461         $22,461         $22,752            $27,374
05/31/00      $22,578         $22,578         $22,484            $26,492
06/30/00      $22,553         $22,553         $22,543            $26,066
07/31/00      $22,704         $22,704         $22,376            $24,636
08/31/00      $23,688         $23,688         $23,936            $25,510
09/30/00      $25,072         $25,072         $24,685            $25,528
10/31/00      $24,758         $24,758         $24,068            $26,106
11/30/00      $24,069         $24,069         $22,728            $23,856
12/31/00      $25,708         $25,708         $23,969            $24,195
01/31/01      $25,316         $25,316         $23,374            $24,362
02/28/01      $24,949         $24,949         $22,927            $22,396
03/31/01      $25,072         $25,072         $22,482            $21,807
04/30/01      $26,315         $26,315         $23,807            $23,355
05/31/01      $25,741         $25,741         $23,401            $22,571
06/30/01      $24,028         $24,028         $21,830            $20,938
07/31/01      $23,759         $23,759         $21,161            $20,679
08/31/01      $23,076         $23,076         $20,367            $19,378
09/30/01      $21,913         $21,913         $19,001            $19,059
10/31/01      $21,566         $21,566         $18,773            $18,147
11/30/01      $21,192         $21,192         $18,629            $18,127
12/31/01      $21,621         $21,621         $19,040            $18,572
01/31/02      $19,967         $19,967         $17,979            $17,712
02/28/02      $19,419         $19,419         $17,547            $17,230
03/31/02      $21,080         $21,080         $18,741            $17,787
04/30/02      $19,488         $19,488         $18,019            $16,408
05/31/02      $18,731         $18,731         $17,408            $16,228
06/30/02      $16,742         $16,742         $16,233            $14,727
07/31/02      $14,842         $14,842         $14,440            $12,991
08/31/02      $14,637         $14,637         $14,746            $12,978
09/30/02      $13,230         $13,230         $13,338            $11,292
10/31/02      $14,420         $14,420         $13,938            $12,921
11/30/02      $14,984         $14,984         $14,472            $13,910
12/31/02      $14,936         $14,936         $14,536            $13,586

These charts compare the Utility Growth Fund's Class A and Class C values to its broad-based index, the New York Stock Exchange Utility Index, and to the average utility fund. They are intended to give you a general idea of how the Fund performed compared to these benchmarks over the period July 11, 1995 to December 31, 2002.

It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the New York Stock Exchange Utility Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the broad based indices referred to on this page, please refer to Page 6. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                         7

MEEDER
   Advisor Funds

CORE EQUITY FUND

------------------------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns                                1         3        5           Since
as of December 31, 2002                                  year     years    years       Inception
------------------------------------------------------------------------------------------------
Core Equity Fund A Shares (Before sales charges)      -24.94%    -16.54%   -2.86%      -2.29%/1/
------------------------------------------------------------------------------------------------
Core Equity Fund A Shares (After sales charges/2/)    -29.24%    -18.17%   -4.01%      -3.35%/1/
------------------------------------------------------------------------------------------------
Core Equity Fund C Shares (Before sales changes)      -25.10%    -16.78%   -3.06%      -2.49%/1/
------------------------------------------------------------------------------------------------
Core Equity Fund C Shares (After sales charges/3/)    -26.22%    -16.78%   -3.06%      -2.49%/1/
------------------------------------------------------------------------------------------------
S&P 500 Index                                         -22.09%    -14.55%   -0.58%      -0.10%/4/
================================================================================================

/1/ Inception Date: 7/31/97.
/2/ Reflects the deduction of 5.75% sales charges.
/3/ Reflects the deduction of contingent deferred sales charges as follows:
    1.50% if redeemed within 18 months of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.
/4/ Average annual total return from 7/31/97 to 12/31/02.

Source for index data: Morningstar, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF WILLIAM L. GURNER]
PORTFOLIO MANAGER

     Remember the overblown concerns about Y2K and the advent of the new millennium? Well, the world did not come to an end; it just seems that way to stock investors. Amid all the concerns about the impact of Y2K, little did anyone realize that the new millennium would bring some of the worst stock market performance since the Great Depression. For the year, the Core Equity Fund declined 24.94% for Class A Shares and 25.10% for Class C Shares before sales charges. The S&P 500 Index declined 22.09% during 2002, following declines of 9.10% during 2000 and 11.88% during 2001. Since the market peak of March 24, 2000, the S&P 500 Index has shed 42% of its value. For the first time since sectors have been tracked (1981), all ten sectors of the S&P 500 Index were down during 2002.

     However, all is not doom and gloom, and we believe that the market has turned the corner and started the long-awaited recovery. The market's strength in the 4th Quarter tends to support this conclusion. The recovery will likely not match the pace of the heyday of the 90's. Investor patience may be tested further, since stock prices will probably not go straight up. Investor confidence is not high, and reaction to bad news is swift, so there will be bumps in the road. The stock market still has potential negative news to absorb: the possibility of war with Iraq, nuclear weapon-fueled tension with North Korea, continuing accounting issues, and pressure on corporate earnings. Economic recovery will be the spark to turn the stock market up.

     The Fund continues to own stock in a broadly diversified portfolio of quality companies. Performance during the 4th Quarter lagged because the better performing stocks during October and November (telecommunication and technology stocks) had led the decline through three quarters. These beaten-up stocks bounced a little higher off the bottom, but we expect the quality names in the Fund to become the leaders in the future. During this intensely bearish and volatile market, we have reduced the number of S&P stocks to approximately 125 names in order to leverage the stock-picking ability of our sector specialists and increase returns relative to the S&P 500 Index.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the Core Equity Fund during the periods shown above. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

8                                         2002 Annual Report | December 31, 2002

MEEDER
   Advisor Funds

--------------------------------------------------------------------------------
Sector Weightings as of December 31, 2002

[GRAPHIC APPEARS HERE]

                                       Sector                % of
            Sector                     Manager               Portfolio
   --------------------------------------------------------------------
   1)       Finance                    Matrix                   20%

   2)       Technology                 RCM                      17%

   3)       Consumer Non-Durables      Barrow Hanley            14%

   4)       Health                     Alliance                 14%

   5)       Materials & Services       Drefyus Corp.            10%

   6)       Consumer Durables          Barrow Hanley             8%

   7)       Utility                    W.H. Reaves & Co.         7%

   8)       Energy                     Mitchell Group            6%

   9)       Transportation             Miller Howard             1%

   10)      Cash Equivalents                                     3%

   Sector weightings subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

                                   Core Equity
                   Core Equity    Fund Class A
                   Fund Class     Shares (after       S&P 500
                    A Shares      sales charges)       Index

08/01/97             $10,000            $ 9,425       $10,000
08/31/97             $ 9,560            $ 9,010       $ 9,440
09/30/97             $10,024            $ 9,448       $ 9,957
10/31/97             $ 9,680            $ 9,123       $ 9,625
11/30/97             $10,000            $ 9,425       $10,070
12/31/97             $10,200            $ 9,614       $10,243
01/31/98             $10,241            $ 9,652       $10,356
02/28/98             $10,933            $10,304       $11,102
03/31/98             $11,497            $10,835       $11,670
04/30/98             $11,633            $10,964       $11,788
05/31/98             $11,360            $10,706       $11,586
06/30/98             $11,770            $11,093       $12,056
07/31/98             $11,617            $10,949       $11,928
08/31/98             $ 9,830            $ 9,265       $10,205
09/30/98             $10,442            $ 9,841       $10,859
10/31/98             $11,183            $10,540       $11,741
11/30/98             $11,762            $11,086       $12,453
12/31/98             $12,524            $11,804       $13,170
01/31/99             $13,072            $12,320       $13,720
02/28/99             $12,606            $11,881       $13,294
03/31/99             $13,227            $12,467       $13,826
04/30/99             $13,751            $12,960       $14,361
05/31/99             $13,685            $12,898       $14,022
06/30/99             $14,372            $13,545       $14,800
07/31/99             $13,832            $13,037       $14,338
08/31/99             $13,677            $12,891       $14,267
09/30/99             $13,383            $12,613       $13,877
10/31/99             $14,102            $13,291       $14,754
11/30/99             $14,437            $13,607       $15,054
12/31/99             $15,175            $14,302       $15,941
01/31/00             $14,519            $13,684       $15,140
02/29/00             $14,403            $13,575       $14,853
03/31/00             $15,739            $14,834       $16,306
04/30/00             $15,092            $14,224       $15,815
05/31/00             $14,685            $13,841       $15,491
06/30/00             $15,042            $14,177       $15,873
07/31/00             $14,884            $14,028       $15,625
08/31/00             $15,839            $14,928       $16,595
09/30/00             $15,117            $14,248       $15,719
10/31/00             $14,868            $14,013       $15,652
11/30/00             $13,598            $12,816       $14,419
12/31/00             $13,646            $12,862       $14,490
01/31/01             $14,137            $13,325       $15,004
02/28/01             $12,817            $12,080       $13,637
03/31/01             $11,936            $11,250       $12,773
04/30/01             $12,918            $12,176       $13,765
05/31/01             $12,986            $12,239       $13,857
06/30/01             $12,664            $11,936       $13,520
07/31/01             $12,470            $11,753       $13,387
08/31/01             $11,666            $10,995       $12,550
09/30/01             $10,658            $10,045       $11,536
10/31/01             $10,904            $10,277       $11,756
11/30/01             $11,716            $11,043       $12,658
12/31/01             $11,752            $11,077       $12,769
01/31/02             $11,544            $10,881       $12,583
02/28/02             $11,273            $10,625       $12,340
03/31/02             $11,716            $11,043       $12,804
04/30/02             $10,947            $10,318       $12,028
05/31/02             $10,839            $10,215       $11,940
06/30/02             $10,124            $ 9,542       $11,090
07/31/02             $ 9,319            $ 8,783       $10,225
08/31/02             $ 9,364            $ 8,826       $10,292
09/30/02             $ 8,351            $ 7,870       $ 9,175
10/31/02             $ 8,975            $ 8,459       $ 9,981
11/30/02             $ 9,364            $ 8,826       $10,568
12/31/02             $ 8,821            $ 8,314       $ 9,948


                                             Core Equity
                             Core Equity    Fund Class C
                             Fund Class C   Shares (after
                               Shares      sales charges)    S&P 500 Index

08/01/97                       $10,000            $ 9,850           $10,000
08/31/97                       $ 9,560            $ 9,410           $ 9,440
09/30/97                       $10,024            $ 9,874           $ 9,957
10/31/97                       $ 9,680            $ 9,530           $ 9,625
11/30/97                       $ 9,992            $ 9,842           $10,070
12/31/97                       $10,188            $10,038           $10,243
01/31/98                       $10,220            $10,070           $10,356
02/28/98                       $10,920            $10,770           $11,102
03/31/98                       $11,475            $11,325           $11,670
04/30/98                       $11,604            $11,454           $11,788
05/31/98                       $11,338            $11,188           $11,586
06/30/98                       $11,725            $11,575           $12,056
07/31/98                       $11,572            $11,422           $11,928
08/31/98                       $ 9,785            $ 9,635           $10,205
09/30/98                       $10,429            $10,279           $10,859
10/31/98                       $11,185            $11,035           $11,741
11/30/98                       $11,765            $11,615           $12,453
12/31/98                       $12,516            $12,366           $13,170
01/31/99                       $13,063            $12,913           $13,720
02/28/99                       $12,598            $12,523           $13,294
03/31/99                       $13,210            $13,135           $13,826
04/30/99                       $13,733            $13,658           $14,361
05/31/99                       $13,668            $13,593           $14,022
06/30/99                       $14,346            $14,271           $14,800
07/31/99                       $13,807            $13,732           $14,338
08/31/99                       $13,651            $13,651           $14,267
09/30/99                       $13,349            $13,349           $13,877
10/31/99                       $14,076            $14,076           $14,754
11/30/99                       $14,403            $14,403           $15,054
12/31/99                       $15,132            $15,132           $15,941
01/31/00                       $14,476            $14,476           $15,140
02/29/00                       $14,360            $14,360           $14,853
03/31/00                       $15,688            $15,688           $16,306
04/30/00                       $15,032            $15,032           $15,815
05/31/00                       $14,626            $14,626           $15,491
06/30/00                       $14,974            $14,974           $15,873
07/31/00                       $14,817            $14,817           $15,625
08/31/00                       $15,762            $15,762           $16,595
09/30/00                       $15,041            $15,041           $15,719
10/31/00                       $14,792            $14,792           $15,652
11/30/00                       $13,531            $13,531           $14,419
12/31/00                       $13,571            $13,571           $14,490
01/31/01                       $14,062            $14,062           $15,004
02/28/01                       $12,742            $12,742           $13,637
03/31/01                       $11,862            $11,862           $12,773
04/30/01                       $12,835            $12,835           $13,765
05/31/01                       $12,903            $12,903           $13,857
06/30/01                       $12,581            $12,581           $13,520
07/31/01                       $12,378            $12,378           $13,387
08/31/01                       $11,583            $11,583           $12,550
09/30/01                       $10,576            $10,576           $11,536
10/31/01                       $10,813            $10,813           $11,756
11/30/01                       $11,617            $11,617           $12,658
12/31/01                       $11,644            $11,644           $12,769
01/31/02                       $11,445            $11,445           $12,583
02/28/02                       $11,164            $11,164           $12,340
03/31/02                       $11,599            $11,599           $12,804
04/30/02                       $10,830            $10,830           $12,028
05/31/02                       $10,730            $10,730           $11,940
06/30/02                       $10,015            $10,015           $11,090
07/31/02                       $ 9,210            $ 9,210           $10,225
08/31/02                       $ 9,264            $ 9,264           $10,292
09/30/02                       $ 8,260            $ 8,260           $ 9,175
10/31/02                       $ 8,866            $ 8,866           $ 9,981
11/30/02                       $ 9,255            $ 9,255           $10,568
12/31/02                       $ 8,722            $ 8,722           $ 9,948


These charts compare the Core Equity Fund's Class A and Class C values to the S&P 500 Index, the Fund's broad-based benchmark index. They are intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from July 31, 1997 to December 31, 2002.

It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. For a description of the broad based index referred to on this page, please refer to Page 8. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                         9

MEEDER
   Advisor Funds

INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------------------------
PERFORMANCE PERSPECTIVE
Average Annual Total Returns                                1          3        5            Since
as of December 31, 2002                                  year      years    years        Inception
--------------------------------------------------------------------------------------------------
International Equity Fund (Before sales charges)       -18.77%    -18.62%   -3.43%       -3.69%/1/
--------------------------------------------------------------------------------------------------
International Equity Fund (After sales charges/3/)     -23.46%    -20.20%   -4.56%       -4.75%/1/
--------------------------------------------------------------------------------------------------
MSCI EAFE Index                                        -15.94%    -17.24%   -2.89%       -3.21%/2/
--------------------------------------------------------------------------------------------------
Average Foreign Stock Fund                             -16.30%    -17.48%   -2.08%       -2.39%/2/
==================================================================================================

/1/ Inception Date: 9/2/97.
/2/ Average annual total return from 9/1/97 to 12/31/02.
/3/ Reflects the deduction of 5.75% sales charge.

Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------
ANNUAL MARKET PERSPECTIVE

[PHOTO OF MICHAEL JENNINGS]
LEAD PORTFOLIO MANAGER

The International Equity Fund declined 18.77% before sales charges in 2002, underperforming the MSCI EAFE Index, which declined 15.94% for the year.

Global equity markets outpaced their U.S. counterparts for the year, but most of the outperformance came during the first half of 2002. At mid-year, the MSCI EAFE Index was down 1.62% for the six-month period while the S&P 500 Index had declined over 13%. The ongoing concern over accounting practices in the U.S. following the bankruptcies of Enron and Worldcom had led investors to discount stock prices in exchange for assuming greater risk. This concern eventually spread to European markets as well, especially among telecommunications, media, and technology stocks.

World stock markets slid to 12-month lows in the 3rd Quarter due to mounting concerns over the threat of military action in Iraq, rising prices in the energy markets, and a double-dip recession in the U.S. Equities rebounded in early October as investors perceived that stock prices had reached oversold levels. The late year rally helped the MSCI EAFE Index achieve a return of over 6% for the 4th Quarter.

We maintained a defensive stance in the Fund's portfolio throughout much of 2002, underweighting growth-oriented sectors and emphasizing companies that are dominant players in the their respective industries. These holdings benefited the Fund early in 2002, but detracted from performance as technology and telecommunications stocks staged a strong rally in the 4th Quarter. We added some exposure to these sectors late in the year as it became evident that strength was gaining in the more growth-oriented areas of the market.

Past performance is not a guarantee of future results. All performance figures represent average annual total returns for the periods ended 12/31/02, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the International Equity Fund during the periods shown above.

In exchange for greater potential rewards, foreign investments involve greater risk than U.S. investments. These risks include political and economic uncertainties of foreign countries and currency fluctuations. These risks are magnified in countries with emerging markets, which may have relatively unstable governments and less established economies.

The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

10                                        2002 Annual Report | December 31, 2002

MEEDER
   Advisor Funds

--------------------------------------------------------------------------------
REGIONAL HOLDINGS as of December 31, 2002

[GRAPHIC APPEARS HERE]

   1) Europe                    45%

   2) United Kingdom            24%

   3) Japan                     24%

   4) Pacific Rim (ex. Japan)    4%

   5) Australia/New Zealand      3%

   Regional holdings subject to change.

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

                                    International
                 International       Equity Fund                   Morningstar
                  Equity Fund      Class A Shares                    Average
                    Class A         (after sales     MSCI EAFE       Foreign
                    Shares             charges)        Index       Stock Fund

09/02/97              $10,000            $ 9,425       $10,000        $10,000
09/30/97              $10,528            $ 9,923       $10,560        $10,615
10/31/97              $ 9,704            $ 9,146       $ 9,749        $ 9,784
11/30/97              $ 9,648            $ 9,093       $ 9,649        $ 9,701
12/31/97              $ 9,744            $ 9,184       $ 9,733        $ 9,779
01/31/98              $10,040            $ 9,463       $10,178        $ 9,947
02/28/98              $10,632            $10,021       $10,832        $10,626
03/31/98              $11,000            $10,368       $11,165        $11,195
04/30/98              $11,192            $10,548       $11,253        $11,354
05/31/98              $11,208            $10,564       $11,199        $11,326
06/30/98              $11,232            $10,586       $11,284        $11,185
07/31/98              $11,480            $10,820       $11,398        $11,339
08/31/98              $10,072            $ 9,493       $ 9,986        $ 9,648
09/30/98              $ 9,768            $ 9,206       $ 9,680        $ 9,354
10/31/98              $10,568            $ 9,960       $10,689        $10,045
11/30/98              $11,160            $10,518       $11,236        $10,569
12/31/98              $11,671            $11,000       $11,680        $10,852
01/31/99              $11,582            $10,916       $11,645        $10,896
02/28/99              $11,340            $10,688       $11,368        $10,681
03/31/99              $11,703            $11,031       $11,842        $11,146
04/30/99              $12,131            $11,433       $12,322        $11,759
05/31/99              $11,470            $10,810       $11,687        $11,303
06/30/99              $11,986            $11,297       $12,143        $11,950
07/31/99              $12,381            $11,669       $12,504        $12,223
08/31/99              $12,470            $11,753       $12,550        $12,334
09/30/99              $12,591            $11,867       $12,676        $12,401
10/31/99              $13,099            $12,346       $13,151        $12,849
11/30/99              $13,672            $12,885       $13,608        $13,951
12/31/99              $15,180            $14,308       $14,829        $15,694
01/31/00              $14,245            $13,426       $13,887        $14,962
02/29/00              $15,233            $14,357       $14,261        $16,097
03/31/00              $15,600            $14,703       $14,814        $16,124
04/30/00              $14,708            $13,863       $14,034        $14,994
05/31/00              $14,446            $13,616       $13,691        $14,457
06/30/00              $14,743            $13,896       $14,227        $15,185
07/31/00              $14,210            $13,393       $13,630        $14,680
08/31/00              $14,350            $13,525       $13,749        $14,993
09/30/00              $13,607            $12,825       $13,079        $14,136
10/31/00              $13,240            $12,479       $12,770        $13,553
11/30/00              $12,777            $12,042       $12,291        $12,843
12/31/00              $13,151            $12,395       $12,728        $13,292
01/31/01              $13,151            $12,395       $12,722        $13,450
02/28/01              $12,142            $11,444       $11,768        $12,438
03/31/01              $11,240            $10,594       $10,983        $11,453
04/30/01              $12,014            $11,324       $11,747        $12,193
05/31/01              $11,485            $10,825       $11,332        $11,933
06/30/01              $11,074            $10,437       $10,869        $11,522
07/31/01              $10,839            $10,215       $10,671        $11,160
08/31/01              $10,564            $ 9,957       $10,401        $10,857
09/30/01              $ 9,525            $ 8,978       $ 9,347        $ 9,629
10/31/01              $ 9,751            $ 9,190       $ 9,587        $ 9,917
11/30/01              $ 9,976            $ 9,403       $ 9,940        $10,334
12/31/01              $10,074            $ 9,495       $ 9,999        $10,510
01/31/02              $ 9,506            $ 8,959       $ 9,468        $10,118
02/28/02              $ 9,516            $ 8,968       $ 9,534        $10,180
03/31/02              $ 9,947            $ 9,375       $10,096        $10,720
04/30/02              $ 9,957            $ 9,384       $10,116        $10,756
05/31/02              $10,025            $ 9,449       $10,244        $10,834
06/30/02              $ 9,849            $ 9,282       $ 9,837        $10,359
07/31/02              $ 8,810            $ 8,303       $ 8,866        $ 9,342
08/31/02              $ 8,790            $ 8,285       $ 8,845        $ 9,313
09/30/02              $ 7,810            $ 7,361       $ 7,895        $ 8,322
10/31/02              $ 8,153            $ 7,685       $ 8,320        $ 8,703
11/30/02              $ 8,428            $ 7,943       $ 8,697        $ 9,072
12/31/02              $ 8,183            $ 7,712       $ 8,405        $ 8,789


The chart compares the International Equity Fund's shares to the MSCI EAFE Index, the Fund's broad-based benchmark index, and to the average foreign stock fund. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from September 2, 1997 to December 31, 2002.

It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the MSCI EAFE Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar Average Foreign Stock Fund Index includes a number of mutual funds group by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the broad based indices referred to on this page, please refer to Page 10. Past performance does not guarantee future results.

2002 Annual Report | December 31, 2002                                        11

MEEDER
   Advisor Funds

                2002 ANNUAL REPORT
                PORTFOLIO HOLDINGS & FINANCIAL STATEMENTS

12                                        2002 Annual Report | December 31, 2002

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                          Asset Allocation Portfolio



                                                 Shares,
                                                Principal
                                              Amount ($), or
      Security Description                      Contracts     Value ($)
      --------------------                    -------------- ----------
        Common Stocks -- 95.8%
      iShares S&P 500/BARRA Growth
       Index Fund                                 153,400     6,889,194
      iShares S&P 500 Index Fund                  225,000    19,878,748
      iShares S&P MidCap 400 Index Fund           105,400     9,077,048
      Nasdaq -- 100 Index Tracking Stock #        473,600    11,541,632
                                                             ----------
      Total Common Stocks
       (Cost $48,400,678)                                    47,386,622
                                                             ----------
        Money Market Registered Investment Companies -- 0.1%
      Fidelity Cash Reserves Money Market
       Fund                                        42,873        42,873
                                                             ----------
      Total Money Market Registered
       Investment Companies
       (Cost $42,873)                                            42,873
                                                             ----------
        U.S. Government Obligations -- 2.9%
      U.S. Treasury Bills
        1.18%, due 05/29/03 *                      22,100        21,992
        1.18%, due 03/20/03 **                  1,400,000     1,396,467
                                                             ----------
      Total U.S. Government Obligations
       (Cost $1,418,406)                                      1,418,459
                                                             ----------
        Repurchase Agreements -- 1.3%
      Salomon Smith Barney, Inc., 1.36%,
       01/02/03, (Collateralized by
       $639,182 Bavaria TRR Corp.
       Commercial Paper, at 1.39%, due
       01/02/03, value -- $638,525)               626,000       626,000
                                                             ----------
      Total Repurchase Agreements
       (Cost $626,000)                                          626,000
                                                             ----------
      Total Investments -- 100.1%
       (Cost $50,487,957)                                    49,473,954
                                                             ----------
      Liabilities less Other Assets -- (0.1%)                   (71,801)
                                                             ----------
      Total Net Assets -- 100.0%                             49,402,153
                                                             ----------

                                                 Shares,
                                                Principal
                                              Amount ($), or
        Security Description                    Contracts    Value ($)
        --------------------                  -------------- ----------
          Futures Contracts
        Long, Russell 2000 Futures, face
         amount $957,500 expiring March
         2003                                         5         958,000
        Long, S&P MidCap Futures, face
         amount $854,700 expiring March
         2003                                         4         859,800
                                                             ----------
        Total Futures Contracts                               1,817,800
                                                             ----------
          Trustee Deferred Compensation ***
        The Flex-funds Highlands Growth
         Fund                                     2,865          33,377
        The Flex-funds Muirfield Fund             5,858          22,026
        The Flex-funds Total Return Utilities
         Fund                                     1,292          16,357
        Meeder Advisor International Equity
         Fund                                     2,410          20,124
                                                             ----------
        Total Trustee Deferred Compensation
         (Cost $144,476)                                         91,884
                                                             ----------

#   Represents non-income producing securities.
*   Pledged as collateral on Letter of Credit.
**  Pledged as collateral on Futures.
*** Assets of affiliates to the Asset Allocation Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                              Utilities Portfolio

                              Utilities Portfolio


                                                 Shares or
                                                 Principal
          Security Description                   Amount ($) Value ($)
          --------------------                   ---------- ----------
            Common Stocks -- 99.0%
          Distribution -- 2.7%
          Vectren Corp.                            25,950      596,850
                                                            ----------
                                                               596,850
                                                            ----------
          Electric/Gas Utility -- 16.1%
          AGL Resources, Inc.                      34,670      842,481
          ATMOS Energy Corp.                       27,295      636,519
          MDU Resources Group, Inc.                31,190      805,014
          NiSource, Inc.                           65,940    1,318,800
                                                            ----------
                                                             3,602,814
                                                            ----------
          Electric Integrated -- 8.4%
          DPL, Inc.                                27,055      415,024
          Energy East Corp.                        33,090      730,958
          IDACORP, Inc.                            29,405      730,126
                                                            ----------
                                                             1,876,108
                                                            ----------
          Electric Utility -- 10.9%
          Keyspan Corp.                            41,455    1,460,874
          TECO Energy, Inc.                        63,440      981,417
                                                            ----------
                                                             2,442,291
                                                            ----------
          Natural Gas (Distributor) -- 4.5%
          Nicor, Inc.                              12,360      420,611
          Transcanada Pipelines, Ltd.              39,660      575,466
                                                            ----------
                                                               996,077
                                                            ----------
          Oil/Gas (Domestic) -- 22.7%
          Kinder Morgan Energy Partners, L.P.      60,238    2,108,330
          Equitable Resources, Inc.                17,240      604,090
          Peoples Energy Corp.                     16,885      652,605
          Questar Corp.                            61,300    1,705,366
                                                            ----------
                                                             5,070,391
                                                            ----------
          Telecommunication Services -- 29.8%
          Alltel Corp.                             30,040    1,532,040
          Bellsouth Corp.                          40,265    1,041,656
          CenturyTel, Inc.                         32,295      948,827
          SBC Communications, Inc.                 56,925    1,543,237
          Telephone & DataSystems                   9,335      438,931
          Verizon Communications                   29,733    1,152,154
                                                            ----------
                                                             6,656,845
                                                            ----------
          Water Utility -- 3.9%
          Philadelphia Suburban Corp.              42,255      870,453
                                                            ----------
          Total Common Stocks (Cost $25,166,551)            22,111,829
                                                            ----------

                                                   Shares or
                                                   Principal
        Security Description                       Amount ($) Value ($)
        --------------------                       ---------- ----------
          U.S. Government Obligations -- 0.0%
        U.S. Treasury Bill
         1.18%, due 05/29/03 *                        1,000          995
                                                              ----------
        Total U.S. Government Obligations
         (Cost $993)                                                 995
                                                              ----------
          Repurchase Agreements -- 1.0%
        Salomon Smith Barney, Inc., 1.36%,
         01/02/03, (Collateralized by $219,527
         Bavaria TRR Corp. Commercial Paper,
         at 1.39%, due 01/02/03, value --
          $219,301)                                 215,000      215,000
                                                              ----------
        Total Repurchase Agreements
         (Cost $215,000)                                         215,000
                                                              ----------
        Total Investments -- 100.0%
         (Cost $25,382,544)                                   22,327,824
                                                              ----------
        Other Assets less Liabilities -- 0.0%                     15,727
                                                              ----------
        Total Net Assets -- 100.0%                            22,343,551
                                                              ----------
          Trustee Deferred Compensation **
        The Flex-funds Highlands Growth Fund            766        8,924
        The Flex-funds Muirfield Fund                 1,663        6,253
        The Flex-funds Total Return Utilities Fund      357        4,520
        Meeder Advisor International Equity Fund        704        5,878
                                                              ----------
        Total Trustee Deferred Compensation
         (Cost $36,926)                                           25,575
                                                              ----------

*  Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Utilities Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                            Growth Stock Portfolio

                                                  Shares or
                                                  Principal
        Security Description                      Amount ($) Value ($)
        --------------------                      ---------- ----------
          Common Stocks -- 98.5%
        Capital Goods, Materials & Services -- 10.4%
        (Subadvised by The Dreyfus
        Corporation)
        Abitibi Consolidated, Inc.                   3,100       23,901
        Affiliated Computer Services, Inc.             500       26,325
        Agilent Technologies, Inc. #                 2,500       44,900
        Allied Waste Industries, Inc. #              1,200       12,000
        American Standard Companies, Inc. #            725       51,577
        Apollo Group, Inc. -- Class A #              1,550       68,200
        Ball Corp.                                     600       30,714
        Centex Corp.                                   550       27,610
        Cintas Corp.                                   650       29,737
        CUNO, Inc. #                                   800       26,496
        Dow Chemical Co.                             2,300       68,310
        DuPont, E.I., de Nemours & Co.               2,070       87,768
        Ecolab, Inc.                                   850       42,075
        Equifax, Inc.                                1,250       28,925
        Fiserv, Inc. #                                 765       25,972
        General Electric Co.                        29,025      706,762
        Goldcorp, Inc.                               3,550       45,156
        H&R Block, Inc.                              1,170       47,034
        Illinois Tool Works, Inc.                      970       62,914
        Inco, Ltd. #                                 1,100       23,342
        International Paper Co.                      1,550       54,204
        Jacobs Engineering Group, Inc. #               800       28,480
        Johnson Controls, Inc.                         592       47,461
        KB HOME                                        750       32,137
        Lennar Corp.                                   250       12,900
        Lyondell Chemical Co.                        1,700       21,488
        Magna International, Inc.                      300       16,845
        Nextel Communication, Inc. #                 3,850       44,468
        Olin Corp.                                   1,700       26,435
        Omnicom Group, Inc.                            725       46,835
        Packaging Corp. #                            1,400       25,536
        Pactiv Corp. #                               1,250       27,325
        PPG Industries, Inc. #                         890       44,634
        Praxair, Inc.                                1,040       60,080
        Stericycle, Inc. #                           1,450       46,950
        Toll Brothers, Inc. #                        1,275       25,755
        Trex, Inc. #                                   700       24,710
        Tyco International, Ltd.                     6,870      117,339
        Waste Connections, Inc. #                    1,075       41,506
        Worthington Industries, Inc.                 1,300       19,812
                                                             ----------
                                                              2,244,618
                                                             ----------
        Consumer Durable Goods -- 7.8%
        (Subadvised by Barrow, Hanley,
        Mewhinney & Strauss, Inc.)
        Albertson's, Inc.                            1,300       28,938
        Best Buy Co., Inc. #                         1,500       36,225
        Carmax, Inc. #                                 627       11,210
        Circuit City Stores -- Circuit City Group    2,000       14,840
        Costco Wholesale Corp. #                     2,100       58,926
        Ford Motor Co.                               7,400       68,820
        General Motors Corp.                         2,300       84,778
        Home Depot, Inc.                             7,900      189,758
        Kroger Co. #                                 2,800       43,260
        Limited Brands, Inc.                         2,000       27,860
        Lowe's Companies, Inc.                       3,000      112,500

                                                Shares or
                                                Principal
           Security Description                 Amount ($) Value ($)
           --------------------                 ---------- ----------
             Common Stocks -- continued
           Safeway, Inc. #                         1,600       37,376
           Target Stores Corp.                     4,700      141,000
           Wal-Mart Stores, Inc.                  13,200      666,732
           Walgreen Co.                            4,400      128,436
           Whirlpool Corp.                           750       39,165
                                                           ----------
                                                            1,689,824
                                                           ----------
           Consumer Non-durable Goods -- 14.2%
           (Subadvised by Barrow, Hanley,
           Mewhinney & Strauss, Inc.)
           Action Performance Companies, Inc.      3,253       61,807
           Aeropostale, Inc. #                     6,000       63,420
           Altria Group, Inc.                      6,700      271,551
           Anheuser-Busch Companies, Inc.          2,500      121,000
           AOL Time Warner, Inc.                  11,050      144,755
           Bunge Ltd.                              4,400      105,864
           Cedar Fair, LP                          1,400       33,040
           Clear Channel Communications, Inc. #    2,500       93,225
           Coca-Cola Co.                           6,500      284,960
           Colgate-Palmolive Co.                     900       47,187
           Comcast Corp. -- Class A #              5,800      131,022
           ConAgra Foods, Inc.                     4,100      102,541
           Gannett Co., Inc.                       1,400      100,520
           Gillette Co.                            1,800       54,648
           Haggar Corp.                            6,700       84,353
           Hain Celestial Group, Inc. #            3,900       59,280
           Imperial Tobacco                        2,100       70,350
           JAKKS Pacific, Inc. #                   6,300       84,861
           Kraft Foods, Inc.                       1,600       62,288
           Loews Corp. Carolina Group              1,700       34,459
           Masco Corp.                             1,900       39,995
           McDonald's Corp.                        1,900       30,552
           Omnicom Group, Inc.                       800       51,680
           PepsiCo, Inc.                           5,100      215,322
           Procter & Gamble Co.                    3,100      266,414
           Starwood Hotels & Resorts Worldwide,
            Inc.                                   2,300       54,602
           Viacom, Inc. -- Class B #               5,653      230,416
           Walt Disney Co.                         5,100       83,181
           Wendy's International, Inc.             3,600       97,452
                                                           ----------
                                                            3,080,745
                                                           ----------
           Energy -- 5.9%
           (Subadvised by The Mitchell
           Group, Inc.)
           BP PLC Sponsored ADR                      548       22,276
           Chevron Texaco Corp.                    2,956      196,514
           ConocoPhillips                          2,000       96,780
           Cooper Cameron Corp. #                    400       19,928
           Devon Energy Corp.                        700       32,130
           Exxon Mobil Corp.                      17,624      615,783
           GlobalSantaFe Corp.                     1,000       24,320
           Halliburton Co.                         1,100       20,581
           Helmerich & Payne, Inc.                   800       22,328
           Kerr-McGee Corp.                          700       31,010
           Ocean Energy, Inc.                      1,560       31,153
           Pioneer Natural Resources Co. #         1,200       30,300
           Pogo Producing Co.                        500       18,625
           Schlumberger, Ltd.                      1,800       75,762

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                            Growth Stock Portfolio

                                                 Shares or
                                                 Principal
         Security Description                    Amount ($) Value ($)
         --------------------                    ---------- ----------
           Common Stocks -- continued
         W-H Energy Services, Inc. #                1,400       20,426
         Westport Resources Corp. #                   800       16,640
         Wilbros Group, Inc. #                      1,600       13,152
                                                            ----------
                                                             1,287,708
                                                            ----------
         Finance -- 20.3%
         (Subadvised by Matrix Asset
         Advisors, Inc.)
         American Express Co.                       5,500      194,425
         American International Group, Inc.        10,450      604,532
         Bank of America Corp.                      5,700      396,549
         Bank of New York Co., Inc.                 5,975      143,161
         Berkshire Hathaway, Inc. -- Class B #         20       48,460
         Citigroup, Inc.                           19,950      702,041
         Comerica, Inc.                             1,175       50,807
         Federal National Mortgage Association      5,050      324,867
         FleetBoston Financial Corp.                5,100      123,930
         Goldman Sachs Group, Inc.                  1,575      107,257
         Hartford Financial Services Group, Inc.    2,475      112,439
         J.P. Morgan Chase & Co.                   10,425      250,200
         MBNA Corp.                                 3,750       71,325
         Merrill Lynch & Co., Inc.                  5,450      206,828
         MetLife, Inc.                              4,175      112,892
         Morgan Stanley Dean Witter & Co.           6,900      275,448
         SunTrust Banks, Inc.                         700       39,844
         Travelers Property Casualty Corp. --
          Class A #                                 5,150       75,447
         Travelers Property Casualty Corp. --
          Class B #                                 1,700       24,905
         Wachovia Corp.                             4,550      165,802
         Wachovia Corp. -- Preferred Dividend
          Equalization                              1,700           --
         Washington Mutual, Inc.                    3,175      109,633
         Wells Fargo & Co.                          5,900      276,533
                                                            ----------
                                                             4,417,324
                                                            ----------
         Health -- 14.6%
         (Subadvised by Alliance Capital
         Management L.P.)
         AMGEN, Inc. #                              4,900      236,866
         Boston Scientific Co. #                    2,920      124,158
         Cardinal Health, Inc.                      2,390      141,464
         Clear Channel Communications, Inc. #         500       18,645
         Conceptus, Inc. #                          2,430       29,111
         Forrest Laboratories, Inc. #               1,260      123,757
         Genentech, Inc. #                            660       21,886
         Health Management Associates, Inc.         4,800       85,920
         Human Genome Sciences, Inc. #              2,920       25,725
         IDEC Pharmaceuticals, Inc.                 1,240       41,131
         Johnson & Johnson                          9,510      510,782
         Medicines Co. #                            2,030       32,521
         Medtronic, Inc.                            5,160      235,296
         Merck & Co., Inc.                          3,380      191,342
         Pfizer, Inc.                              16,920      517,245
         PSSI World Medical, Inc. #                 3,920       26,813
         Pharmacia Corp.                            4,970      207,746
         Scios, Inc. #                              1,090       35,512
         Serono SA -- ADR                           2,550       34,578
         Stryker Corp.                              1,600      107,392

                                                Shares or
                                                Principal
          Security Description                  Amount ($) Value ($)
          --------------------                  ---------- ----------
            Common Stocks -- continued
          Trimeris, Inc. #                           850       36,695
          United Healthcare Group, Inc.            1,540      128,590
          Vertex Pharmaceuticals, Inc. #           1,770       28,054
          Wellpoint Health Networks, Inc. #        1,450      103,182
          Wright Medical Technology #              1,330       23,220
          Xoma, Ltd. #                             7,060       29,864
          Zimmer Holdings, Inc. #                  1,510       62,695
                                                           ----------
                                                            3,160,190
                                                           ----------
          Technology -- 17.2%
          (Subadvised by Dresdner RCM Global
          Investors, L.L.C.)
          Adaptec, Inc. #                          3,030       17,119
          Affiliated Computer Services, Inc.         320       16,848
          Alcatel SA -- ADR                        2,620       11,633
          Analog Devices, Inc. #                   1,410       33,656
          BEA Systems, Inc. #                      3,610       41,407
          Cannon, Inc. -- ADR                        550       20,268
          Cisco Systems, Inc. #                   18,460      241,826
          Dell Computer Corp. #                    8,225      219,937
          General Dynamics Corp.                   1,060       84,132
          Globespan, Inc. #                        4,300       18,963
          Hewlett-Packard Co.                     10,860      188,530
          Hubbell, Inc.                            1,050       36,897
          Infosys Tech Ltd. -- ADR                   285       19,822
          Intel Corp.                             18,280      284,620
          International Business Machines Corp.    4,340      336,350
          Internet Security Systems, Inc. #        1,180       21,629
          Inter-Tel, Inc.                            470        9,828
          JD Edwards & Co. #                         810        9,137
          Lexmark International, Inc. #              600       36,300
          Lockheed Martin Corp.                    2,385      137,734
          Microchip Technology, Inc.                 790       19,315
          Micron Technology, Inc. #                1,860       18,116
          Microsoft Corp. #                       16,600      858,220
          3 M Co.                                  1,375      169,538
          Netscreen Technologies, Inc. #           1,370       23,071
          Network Associates, Inc. #               1,930       31,053
          Nokia Corp. -- ADR                       2,320       35,960
          Nortel Networks Corp. #                  8,590       13,830
          Northrop Grumman Corp.                     310       30,070
          Oracle Corp. #                          12,800      138,240
          PeopleSoft, Inc. #                       1,655       30,286
          QUALCOMM, Inc. #                         2,660       96,797
          Raytheon Co.                             1,775       54,581
          Sanmina Corp. #                          8,990       40,365
          SAP AG -- ADR                            1,880       36,660
          Seagate Technology Escrow#               1,220           --
          Skyworks Solutions, Inc. #               2,250       19,395
          STMicroelectronics N.V. -- ADR           2,480       48,385
          Storage Technology Corp. #               1,250       26,775
          Sybase, Inc. #                           1,840       24,656
          Taiwan Semiconductor Manufacturing
           Co., Ltd. -- ADR #                      4,580       32,289
          Titan Corp. #                            1,620       16,848
          United Technologies Corp. #              1,710      105,917
          Wellpoint Health Networks, Inc. #           70        4,981
          Xilinx, Inc. #                           1,780       36,668
          Yahoo!, Inc. #                           1,230       20,111
                                                           ----------
                                                            3,718,763
                                                           ----------

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                            Growth Stock Portfolio

                                                 Shares or
                                                 Principal
          Security Description                   Amount ($) Value ($)
          --------------------                   ---------- ----------
            Common Stocks -- continued
          Transportation -- 1.1%
          (Subadvised by Miller/Howard
          Investments, Inc.)
          AMR Corp. #                                 255        1,683
          Burlington Northern Santa Fe Corp.          640       16,646
          CSX Corp.                                   352        9,965
          Delta Air Lines, Inc.                       205        2,481
          FedEx Corp.                                 505       27,381
          Norfolk Southern Corp.                      650       12,993
          Ryder System, Inc.                          100        2,244
          Sabre Holdings Corp.                        245        4,437
          Southwest Airlines Co.                    1,313       18,251
          Union Pacific Corp.                         415       24,846
          United Parcel Service, Inc. -- Class B    1,915      120,798
                                                            ----------
                                                               241,725
                                                            ----------
          Utilities -- 7.0%
          (Subadvised by W.H. Reaves & Co.,
          Inc.)
          Ameren Corp.                                766       31,843
          AT&T Corp.                                1,677       43,786
          BellSouth Corp.                           7,658      198,112
          Cleco Corp.                                 990       13,860
          Constellation Energy                      2,815       78,313
          Dominion Resources, Inc.                  1,670       91,684
          Exelon Corp.                              1,855       97,888
          FirstEnergy Corp.                         3,215      105,999
          FPL Group, Inc.                           1,410       84,783
          Oneok, Inc.                               3,155       60,576
          SBC Communications, Inc.                  9,545      258,765
          Sigma Aldrich Corp.                         750       36,525
          South Jersey Industries, Inc.             1,060       35,001
          Teco Energy, Inc.                         5,922       91,613
          Vectren Corp.                               890       20,470
          Verizon Communications, Inc.              6,655      257,881
                                                            ----------
                                                             1,507,099
                                                            ----------
          Total Common Stocks
           (Cost $24,606,327)                               21,347,996
                                                            ----------
            U.S. Government Obligations -- 1.0%
          U.S. Treasury Bills
           1.21%, 04/03/03 **                     200,000      199,390
           1.18%, 05/29/03 *                        9,000        8,956
                                                            ----------
          Total U.S. Government Obligations
           (Cost $208,335)                                     208,346
                                                            ----------

                                                  Shares or
                                                  Principal
       Security Description                       Amount ($)  Value ($)
       --------------------                       ---------- ----------
         Repurchase Agreements -- 1.4%
       Salomon Smith Barney, Inc., 1.36%,
        01/02/03, (Collateralized by $304,275
        Bavaria TRR Corp. Commercial Paper,
        at 1.39%, due 01/02/03, value --
         $303,962)                                 298,000      298,000
                                                             ----------
       Total Repurchase Agreements
        (Cost $298,000)                                         298,000
                                                             ----------
       Total Investments -- 100.9%
        (Cost $25,112,662)                                   21,854,342
                                                             ----------
       Liabilities less Other Assets -- (0.9%)                 (186,959)
                                                             ----------
       Total Net Assets -- 100.0%                            21,667,383
                                                             ----------
         Trustee Deferred Compensation***
       The Flex-funds Highlands Growth Fund          1,359       15,832
       The Flex-funds Muirfield Fund                 2,948       11,084
       The Flex-funds Total Return Utilities Fund      661        8,368
       Meeder Advisor International Equity Fund      1,215       10,145
                                                             ----------
       Total Trustee Deferred Compensation
        (Cost $68,928)                                           45,429
                                                             ----------

ADR: American Depository Receipt
#   Represents non-income producing securities.
* Pledged as collateral on Futures Contracts, although there were none outstanding as of December 31, 2002.
**  Pledged as collateral on Letter of Credit.
*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                        International Equity Portfolio

                        International Equity Portfolio


                Security Description           Shares Value ($)
                --------------------           ------ ----------
                  Common Stocks -- 99.8%
                Australia -- 2.6%
                BHP Billiton Ltd.              57,000    324,480
                Macquarie Bank Ltd.             4,000     52,944
                Woolworths Ltd.                20,000    127,874
                                                      ----------
                                                         505,298
                                                      ----------
                Germany -- 4.6%
                Allianz AG                        700     66,647
                Bayer AG                        3,040     65,295
                Deutsche Boerse AG              1,878     75,269
                E.ON AG                         4,209    169,976
                Fraport AG                      3,000     53,565
                Muenchener Rueckversicherungs-
                 Gesellschaft AG                  558     66,812
                Sap AG                          2,000    158,637
                Schering AG NPV                 2,957    128,734
                Siemens AG                      1,000     42,537
                Union Fenosa SA #               5,340     70,388
                                                      ----------
                                                         897,860
                                                      ----------
                Finland -- 3.0%
                Nokia Oyj                      29,000    461,449
                UPM-Kymmene Oyj                 3,540    113,773
                                                      ----------
                                                         575,222
                                                      ----------
                France -- 12.6%
                Air Liquide SA                  1,211    159,880
                Alcatel SA                     10,000     44,113
                Aventis SA                      3,750    204,021
                Axa                             8,090    108,676
                Bouygues SA                     5,558    155,396
                Casino Guichard Perrachon SA    1,398    103,884
                Essilor International SA        4,400    181,387
                L'Oreal                         1,000     74,256
                Pernod-Ricard                   1,743    168,971
                Sanofi-Synthelabo SA            4,000    244,720
                Schneider Electric SA           2,303    109,066
                Suez SA                         8,100    140,713
                Total Fina Elf SA               3,900    557,486
                Valeo SA                        2,978     93,521
                Vinci SA #                      1,926    108,629
                                                      ----------
                                                       2,454,719
                                                      ----------
                Great Britain -- 25.6%
                AWG PLC #                       2,000     13,974
                Arm Holdings PLC               61,407     47,508
                AstraZeneca PLC                 9,000    322,038
                BP PLC                         58,000    399,178
                BT Group PLC                   20,000     62,860
                British American Tobacco PLC   15,220    152,219
                British Sky Broadcasting PLC # 30,868    317,922
                Capita Group PLC               45,000    179,514
                Diageo PLC                     24,620    267,857
                Exel PLC                       14,500    160,793
                GlaxoSmithKline PLC            29,470    566,197
                HBOS PLC                       21,330    225,187
                HSBC Holdings PLC              18,177    201,129
                Kingfisher PLC                 10,908     39,119
                Lloyds TSB Group PLC           46,000    330,677
                Luminar PLC                     3,000     18,932
                National Grid Transco PLC      23,105    170,004

          Security Description                     Shares  Value ($)
          --------------------                     ------- ----------
            Common Stocks -- continued
          Pearson PLC                                8,000     74,078
          Prudential PLC                            34,000    240,577
          QXL Ricardo PLC #                         85,000        699
          Rank Group PLC                            17,875     76,781
          Rio Tinto PLC                              3,500     69,952
          Royal Bank of Scotland Group PLC           9,061    217,315
          Sage Group PLC #                          18,000     38,586
          Smith & Nephew PLC                        25,000    153,322
          United Utilities PLC                      14,600    146,841
          Unilever PLC                              10,000     95,257
          Vodafone Group PLC                       230,000    419,834
                                                           ----------
                                                            5,008,350
                                                           ----------
          Hong Kong -- 1.9%
          CNOOC Ltd.                                80,000    104,120
          Hang Seng Bank Ltd.                        6,300     67,050
          Hutchison Whampoa Ltd.                    20,800    130,154
          Sun Hung Kai Properties Ltd.              13,000     77,013
                                                           ----------
                                                              378,337
                                                           ----------
          Ireland -- 1.7%
          Bank of Ireland                           29,000    297,886
          Independent News & Media PLC              23,007     36,246
                                                           ----------
                                                              334,132
                                                           ----------
          Italy -- 4.2%
          Assicurazioni Generali                     1,999     41,151
          Autostrade SpA                            24,621    244,966
          ENI SpA                                   14,439    229,754
          Telecom Italia SpA                        24,029    182,469
          Unicredito Italiano SpA                   29,709    118,885
                                                           ----------
                                                              817,225
                                                           ----------
          Japan -- 19.5%
          Aichi Steel Corp.                         37,000    194,146
          Ariake Japan Co., Ltd.                     4,300    121,688
          Asahi Breweries Ltd.                      11,000     72,080
          Honda Motor Co., Ltd.                      4,600    170,083
          Kao Corp.                                  8,000    175,524
          Leopalace21 Corp. #                       15,000     66,706
          Matsushita Electric Industrial Co., Ltd.   7,000     68,980
          Mitsui Sumitomo Insurance Co.             45,000    206,940
          NEC Corp.                                 20,000     74,792
          NTT DoCoMo, Inc.                              20     36,890
          Nippon Telegraph & Telephone                  29    105,272
          Nissan Motor Co., Ltd.                    13,000    101,390
          Nomura Holdings, Inc.                     10,000    112,356
          Sanyo Electric Co., Ltd.                  40,000    104,102
          Seven-Eleven Japan                         1,000     30,489
          Sony Corp.                                 7,100    296,606
          Sumitomo Electric Industries              27,000    174,876
          Sumitomo Mitsui Financial Group #             45    140,613
          Takeda Chemical Industries                 9,000    375,979
          Tokyo Electric Power Co., Inc.             9,100    172,833
          Tokyo Gas Co., Ltd.                       70,000    219,321
          Toyota Industries Corp.                   15,000    225,512
          Toyota Motor Corp.                        18,200    488,992
          Yamato Transport Co., Ltd.                 6,000     78,329
                                                           ----------
                                                            3,814,499
                                                           ----------
          Netherlands -- 8.0%
          Aegon NV                                  14,015    180,467

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                        International Equity Portfolio

          Security Description                       Shares Value ($)
          --------------------                       ------ ----------
            Common Stocks -- continued
          Akzo Nobel NV #                             3,074     97,601
          Heineken NV                                 6,081    237,592
          ING Groep NV                               10,247    173,706
          Philips Electronics NV                      5,000     87,700
          Reed Elsevier NV                           11,024    134,890
          Royal Dutch Petroleum Co.                  10,500    462,629
          Vedior NV                                   5,585     31,911
          VNU NV                                      5,819    151,876
                                                            ----------
                                                             1,558,372
                                                            ----------
          New Zealand -- 0.2%
          Fisher & Paykel Healthcare Corp.            4,540     22,496
          Fisher & Paykel Appliances Holdings Ltd. #  4,730     24,926
                                                            ----------
                                                                47,422
                                                            ----------
          Norway -- 1.1%
          DnB Holding ASA                            13,429     63,234
          Tandberg ASA #                             10,000     57,776
          Telenor ASA                                22,400     85,739
                                                            ----------
                                                               206,749
                                                            ----------
          Portugal -- 0.9%
          Portugal Telecom SA                        25,329    174,250
                                                            ----------
          Singapore -- 1.3%
          Haw Par Corp., Ltd.                           900      1,691
          Singapore Press Holdings Ltd.              10,000    104,927
          United Overseas Bank Ltd.                  22,000    149,664
                                                            ----------
                                                               256,282
                                                            ----------
          Spain -- 1.7%
          Endesa SA                                  12,021    140,776
          Telefonica SA #                            22,281    199,617
                                                            ----------
                                                               340,393
                                                            ----------

          Security Description                       Shares Value ($)
          --------------------                       ------ ----------
            Common Stocks -- continued
          Sweden -- 2.2%
          Skandinaviska Enskilda Banken AB            9,000     75,214
          Svenska Handelsbanken AB #                 16,400    219,292
          Volvo AB                                    8,234    134,778
                                                            ----------
                                                               429,284
                                                            ----------
          Switzerland -- 8.7%
          Clariant AG                                 3,200     51,198
          Credit Suisse Group #                      10,000    217,187
          Nestle SA                                   1,934    410,238
          Novartis AG                                11,400    416,369
          Roche Holdings AG                           1,019     71,078
          UBS AG #                                    9,985    485,769
          Zurich Financial Services                     500     46,695
                                                            ----------
                                                             1,698,534
                                                            ----------
          Total Common Stocks
           (Cost $23,180,091)                               19,496,928
                                                            ----------
          Total Investments -- 99.8%
           (Cost $23,180,091)                               19,496,928
                                                            ----------
          Other Assets less Liabilities -- 0.2%                 25,370
                                                            ----------
          Total Net Assets -- 100.0%                        19,522,298
                                                            ----------
            Trustee Deferred Compensation*
          The Flex-funds Highlands Growth Fund          641      7,468
          The Flex-funds Muirfield Fund               1,384      5,204
          The Flex-funds Total Return Utilities Fund    303      3,836
          Meeder Advisor International Equity Fund      579      4,835
                                                            ----------
          Total Trustee Deferred Compensation
           (Cost $31,951)                                       21,343
                                                            ----------

                         Forward Currency Contracts

                                                                                 Unrealized
                    Contract Amount    Contract Amount     Contract Value       Appreciation    Delivery
Currency Purchased in Local Currency in U.S. Dollars ($) in U.S. Dollars ($) (Depreciation) ($)   Date
------------------ ----------------- ------------------- ------------------- ------------------ --------
       Euro             45,111             47,057              47,380               323          1/3/03

#  Represents non-income producing securities.
* Assets of affiliates to the International Equity Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

   Portfolio Composition by Industry as of December 31, 2002 (as a percent of total investments):

                   Capital Goods, Materials & Services  16.2%
                   Consumer Goods                       10.2%
                   Finance                              23.6%
                   Health                               13.4%
                   Technology                            5.8%
                   Transportation                        7.3%
                   Utilities                            23.5%
                                                       ------
                   Total                               100.0%
                                                       ------

See accompanying notes to financial statements.

Statements of Assets & Liabilities
December 31, 2002
--------------------------------------------------------------------------------

                                                                      Tactical Asset   Utility        Core
                                                                        Allocation     Growth        Equity
                                                                           Fund         Fund          Fund
                                                                      -------------- -----------  -----------
Assets
Investments in corresponding portfolio, at value                       $ 1,731,707   $ 3,188,611  $ 3,303,753
Receivable for capital stock issued                                             --            --          483
Receivable from investment advisor                                           2,430         3,356        3,433
Other assets                                                                 7,025        11,235       10,760
--------------------------------------------------------------------------------------------------------------
Total Assets                                                             1,741,162     3,203,202    3,318,429
--------------------------------------------------------------------------------------------------------------

Liabilities
Payable for capital stock redeemed                                              --            --       12,512
Dividends payable                                                               --           269           --
Dealer commissions payable                                                       5           318           25
Accrued distribution plan fees (12b-1) and shareholder service fees          4,459         4,989        6,915
Accrued transfer agent and administrative fees                                 653           707          778
Other accrued liabilities                                                    4,240         3,394        5,133
--------------------------------------------------------------------------------------------------------------
Total Liabilities                                                            9,357         9,677       25,363
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                                       $ 1,731,805   $ 3,193,525  $ 3,293,066
--------------------------------------------------------------------------------------------------------------

Net Assets
Capital                                                                $ 5,791,158   $ 4,841,205  $ 6,291,121
Accumulated undistributed (distributions in excess of) net investment
  income                                                                        --           (60)          --
Accumulated undistributed net realized gain (loss) from investments     (2,850,849)   (1,296,065)  (2,761,508)
Net unrealized appreciation (depreciation) of investments               (1,208,504)     (351,555)    (236,547)
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                                       $ 1,731,805   $ 3,193,525  $ 3,293,066
--------------------------------------------------------------------------------------------------------------

Net Assets
Class A Shares                                                         $   232,655   $ 2,249,099  $ 1,740,719
Class C Shares                                                           1,499,150       944,426    1,552,347
--------------------------------------------------------------------------------------------------------------
Total                                                                  $ 1,731,805   $ 3,193,525  $ 3,293,066
--------------------------------------------------------------------------------------------------------------

Capital Stock Outstanding
 (indefinite number of shares authorized, $0.10 par value)
Class A Shares                                                              32,186       194,857      178,455
Class C Shares                                                             180,654        84,049      161,089
--------------------------------------------------------------------------------------------------------------
Total                                                                      212,840       278,906      339,544
--------------------------------------------------------------------------------------------------------------

Net Asset Value -- Redemption Price Per Share
 Class A Shares                                                        $      7.23   $     11.54  $      9.75
 Class C Shares*                                                       $      8.30   $     11.24  $      9.64
Maximum Sales Charge -- Class A Shares                                       5.75%         5.75%        5.75%
Maximum Offering Price Per Share -- Class A Shares                     $      7.67   $     12.24  $     10.34

*  Redemption price varies based upon holding period.

See accompanying notes to financial statements.

Statement of Assets & Liabilities
December 31, 2002
--------------------------------------------------------------------------------

                                                                             International
                                                                                Equity
                                                                                 Fund
                                                                             -------------
Assets
Investments in corresponding portfolio, at value                              $11,410,269
Receivable for capital stock issued                                                    36
Other assets                                                                       10,269
------------------------------------------------------------------------------------------
Total Assets                                                                   11,420,574
------------------------------------------------------------------------------------------

Liabilities
Accrued distribution plan fees (12b-1) and shareholder service fees                 2,778
Accrued transfer agent, fund accounting and administrative fees                     3,879
Accrued audit and legal fees                                                       13,949
Other accrued liabilities                                                           1,256
------------------------------------------------------------------------------------------
Total Liabilities                                                                  21,862
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Total Net Assets                                                              $11,398,712
------------------------------------------------------------------------------------------

Net Assets
Capital                                                                       $19,687,457
Accumulated undistributed (distributions in excess of) net investment income       (8,492)
Accumulated undistributed net realized gain (loss) from investments            (4,732,811)
Net unrealized appreciation (depreciation) of investments                      (3,547,442)
------------------------------------------------------------------------------------------
Total Net Assets                                                              $11,398,712
------------------------------------------------------------------------------------------

Capital Stock Outstanding                                                       1,364,410
 (indefinite number of shares authorized, $0.10 par value)
Net Asset Value -- Redemption Price Per Share                                 $      8.35
Maximum Sales Charge                                                                5.75%
Maximum Offering Price Per Share                                              $      8.86

See accompanying notes to financial statements.

Statements of Operations
December 31, 2002
--------------------------------------------------------------------------------

                                                                    Tactical Asset   Utility        Core
                                                                      Allocation     Growth        Equity
                                                                         Fund         Fund          Fund
                                                                    -------------- -----------  -----------
Net Investment Income from Corresponding Portfolio
Interest                                                              $  13,503    $     2,379  $     3,696
Dividends                                                                 8,532        150,872       75,855
Expenses net of reductions                                              (26,610)       (45,292)     (65,101)
------------------------------------------------------------------------------------------------------------
Total Net Investment Income from Corresponding Portfolio                 (4,575)       107,959       14,450
------------------------------------------------------------------------------------------------------------

Fund Expenses
Administrative                                                            1,192          1,837        2,548
Transfer agent                                                            7,905          7,997        8,124
Distribution plan (12b-1) -- Class A                                        634          5,935        7,091
Distribution plan (12b-1) -- Class C                                     16,234         10,119       17,015
Shareholder service -- Class A                                              634          5,935        7,091
Shareholder service -- Class C                                            5,411          3,373        5,672
Audit                                                                     3,119          2,913        2,986
Legal                                                                     3,713          3,761        4,050
Printing                                                                  2,436          4,505        6,695
Amortization of organizational costs                                         --             --        1,177
Postage                                                                     301          1,246        3,540
Registration and filing                                                  10,986         12,215       12,578
Insurance                                                                   596            158          431
Other                                                                     5,059          4,431        6,797
------------------------------------------------------------------------------------------------------------
Total Expenses Before Reductions                                         58,220         64,425       85,795
------------------------------------------------------------------------------------------------------------

Expenses reimbursed by investment advisor                               (31,201)       (33,975)     (45,629)
------------------------------------------------------------------------------------------------------------
Net Expenses                                                             27,019         30,450       40,166
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                            (31,594)        77,509      (25,716)
------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio
Net realized gains (losses) from futures contracts                       22,165             --      (23,651)
Net realized gains (losses) from investments                           (163,213)    (1,040,620)  (1,378,658)
Net change in unrealized appreciation (depreciation) of investments    (102,452)      (499,243)     (61,965)
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio                                              (243,500)    (1,539,863)  (1,464,274)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                    $(275,094)   $(1,462,354) $(1,489,990)
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statement of Operations
For The Year Ended December 31, 2002
--------------------------------------------------------------------------------

                                                                                      International
                                                                                         Equity
                                                                                          Fund
                                                                                      -------------
Net Investment Income from Corresponding Portfolio
Interest                                                                               $     2,512
Dividends                                                                                  309,476
Foreign taxes withheld                                                                     (26,486)
Expenses                                                                                  (186,152)
---------------------------------------------------------------------------------------------------
Total Net Investment Income from Corresponding Portfolio                                    99,350
---------------------------------------------------------------------------------------------------

Fund Expenses
Fund accounting                                                                             29,917
Transfer agent                                                                              14,312
Administrative                                                                               6,697
Distribution plan and shareholder service                                                   12,055
Audit                                                                                       17,623
Trustee                                                                                     11,956
Registration and filing                                                                      9,689
Amortization of organizational costs                                                         3,886
Printing                                                                                     5,916
Legal                                                                                        4,816
Postage                                                                                      1,528
Insurance                                                                                    1,905
Other                                                                                       17,649
---------------------------------------------------------------------------------------------------
Total Expenses                                                                             137,949
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                               (38,599)
---------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from Corresponding Portfolio
Net realized gains (losses) from investments and foreign currency transactions          (1,911,742)
Net change in unrealized appreciation (depreciation) of investments                       (852,204)
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from Corresponding Portfolio   (2,763,946)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                                     $(2,802,545)
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statements of Changes in Net Assets
For The Year Ended December 31, 2002
--------------------------------------------------------------------------------


                                                                  Tactical Asset Allocation Fund
                                                                ----------------------------------
                                                                   Total      Class A    Class C
                                                                -----------  --------  -----------
Operations
Net investment income (loss)                                    $   (31,594) $ (2,340) $   (29,254)
Net realized gain (loss) from investments and futures contracts    (141,048)  (15,416)    (125,632)
Net change in unrealized appreciation (depreciation) of
  investments                                                      (102,452)  (14,280)     (88,172)
---------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                 (275,094)  (32,036)    (243,058)
---------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                                               --        --           --
---------------------------------------------------------------------------------------------------
Net change in net assets resulting from distributions                    --        --           --
---------------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                              108,117    16,549       91,568
Reinvested                                                               --        --           --
Redeemed                                                         (1,134,282)  (28,912)  (1,105,370)
---------------------------------------------------------------------------------------------------
Net change in net assets resulting from capital transactions     (1,026,165)  (12,363)  (1,013,802)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Total Change in Net Assets                                       (1,301,259)  (44,399)  (1,256,860)
---------------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                                 3,033,064   277,054    2,756,010
---------------------------------------------------------------------------------------------------

Net Assets -- End of Period                                     $ 1,731,805  $232,655  $ 1,499,150
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net
  investment income                                             $        --  $     --  $        --
---------------------------------------------------------------------------------------------------

Share Transactions
Issued                                                               12,311     1,942       10,369
Reinvested                                                               --        --           --
Redeemed                                                           (124,692)   (3,513)    (121,179)
---------------------------------------------------------------------------------------------------
Net change in shares                                               (112,381)   (1,571)    (110,810)
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


         Utility Growth Fund                        Core Equity Fund
-------------------------------------    -------------------------------------
    Total         Class A     Class C       Total       Class A      Class C
------------    ----------  -----------  -----------  -----------  -----------
$     77,509    $   52,915  $    24,594  $   (25,716) $   (10,013) $   (15,703)
  (1,040,620)     (675,026)    (365,594)  (1,402,309)    (764,272)    (638,037)
    (499,243)     (272,154)    (227,089)     (61,965)     (48,987)     (12,978)
-------------------------------------------------------------------------------
  (1,462,354)     (894,265)    (568,089)  (1,489,990)    (823,272)    (666,718)
-------------------------------------------------------------------------------

     (77,506)      (52,213)     (25,293)          --           --           --
-------------------------------------------------------------------------------
     (77,506)      (52,213)     (25,293)          --           --           --
-------------------------------------------------------------------------------

     431,307       408,050       23,257      404,593      140,416      264,177
      74,029        50,545       23,484           --           --           --
    (817,550)     (361,499)    (456,051)  (2,909,499)  (1,690,874)  (1,218,625)
-------------------------------------------------------------------------------
    (312,214)       97,096     (409,310)  (2,504,906)  (1,550,458)    (954,448)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  (1,852,074)     (849,382)  (1,002,692)  (3,994,896)  (2,373,730)  (1,621,166)
-------------------------------------------------------------------------------

   5,045,599     3,098,481    1,947,118    7,287,962    4,114,449    3,173,513
-------------------------------------------------------------------------------

 $ 3,193,525    $2,249,099  $   944,426  $ 3,293,066  $ 1,740,719  $ 1,552,347
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$        (60)   $      664  $      (724) $        --  $        --  $        --
-------------------------------------------------------------------------------

      36,407        34,756        1,651       33,260       11,310       21,950
       5,782         3,942        1,840           --           --           --
     (62,455)      (25,694)     (36,761)    (257,127)    (149,715)    (107,412)
-------------------------------------------------------------------------------
     (20,266)       13,004      (33,270)    (223,867)    (138,405)     (85,462)
-------------------------------------------------------------------------------

Statements of Changes in Net Assets
For The Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                           Tactical Asset Allocation Fund
                                                        -----------------------------------
                                                           Total      Class A     Class C
                                                        -----------  ---------  -----------
Operations
Net investment income (loss)                            $   (35,777) $  (1,150) $   (34,627)
Net realized gain (loss) from investments and futures
  contracts                                                (784,615)   (36,692)    (747,923)
Net change in unrealized appreciation (depreciation) of
  investments                                               (27,602)    (2,571)     (25,031)
--------------------------------------------------------------------------------------------
Net change in net assets resulting from operations         (847,994)   (40,413)    (807,581)
--------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                                 (189,852)   (20,573)    (169,279)
From net realized gain from investments and futures
  contracts                                                      --         --           --
Net change in net assets resulting from distributions      (189,852)   (20,573)    (169,279)
--------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                      465,764     53,114      412,650
Reinvested                                                  187,968     20,573      167,395
Redeemed                                                 (6,830,354)  (111,340)  (6,719,014)
--------------------------------------------------------------------------------------------
Net change in net assets resulting from capital
  transactions                                           (6,176,622)   (37,653)  (6,138,969)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Change in Net Assets                               (7,214,468)   (98,639)  (7,115,829)
--------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                        10,247,532    375,693    9,871,839
--------------------------------------------------------------------------------------------

Net Assets -- End of Period                             $ 3,033,064  $ 277,054  $ 2,756,010
--------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of)
  net investment income                                 $        --  $      --  $        --
--------------------------------------------------------------------------------------------

Share Transactions
Issued                                                       45,050      5,770       39,280
Reinvested                                                   20,201      2,506       17,695
Redeemed                                                   (638,711)   (11,893)    (626,818)
--------------------------------------------------------------------------------------------
Net change in shares                                       (573,460)    (3,617)    (569,843)
--------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

          Utility Growth Fund                       Core Equity Fund
 -------------------------------------   -------------------------------------
    Total         Class A     Class C       Total       Class A      Class C
 -----------    ----------  -----------  -----------  -----------  -----------
 $    84,219    $   50,853  $    33,366  $   (54,796) $   (23,183) $   (31,613)
    (245,089)     (168,877)     (76,212)  (1,264,185)    (707,359)    (556,826)
    (844,866)     (414,461)    (430,405)    (364,871)    (233,885)    (130,986)
 ------------------------------------------------------------------------------
  (1,005,736)     (532,485)    (473,251)  (1,683,852)    (964,427)    (719,425)
 ------------------------------------------------------------------------------

     (84,208)      (50,869)     (33,339)          --           --           --
      (1,915)       (1,169)        (746)    (475,468)    (267,017)    (208,451)
     (86,123)      (52,038)     (34,085)    (475,468)    (267,017)    (208,451)
 ------------------------------------------------------------------------------

   1,334,194       878,053      456,141    1,130,447      497,848      632,599
      79,420        50,794       28,626      463,741      261,016      202,725
  (1,726,886)     (329,342)  (1,397,544)  (5,100,633)  (2,800,044)  (2,300,589)
 ------------------------------------------------------------------------------
    (313,272)      599,505     (912,777)  (3,506,445)  (2,041,180)  (1,465,265)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  (1,405,131)       14,982   (1,420,113)  (5,665,765)  (3,272,624)  (2,393,141)
 ------------------------------------------------------------------------------

   6,450,730     3,083,499    3,367,231   12,953,727    7,387,073    5,566,654
 ------------------------------------------------------------------------------

 $ 5,045,599    $3,098,481  $ 1,947,118  $ 7,287,962  $ 4,114,449  $ 3,173,513
 ------------------------------------------------------------------------------
 $       (63)   $      (38) $       (25) $        --  $        --  $        --
 ------------------------------------------------------------------------------

      70,311        45,676       24,635       77,514       33,189       44,325
       4,344         2,761        1,583       36,000       20,187       15,813
     (95,237)      (18,010)     (77,227)    (355,642)    (194,902)    (160,740)
 ------------------------------------------------------------------------------
     (20,582)       30,427      (51,009)    (242,128)    (141,526)    (100,602)
 ------------------------------------------------------------------------------

Statements of Changes in Net Assets
For The Years Ended December 31,
--------------------------------------------------------------------------------

                                                                             International Equity Fund
                                                                             -------------------------
                                                                                 2002         2001
                                                                             -----------  ------------
Operations
Net investment income (loss)                                                 $   (38,599) $    (73,813)
Net realized gain (loss) from investments and futures contracts               (1,911,742)   (2,954,523)
Net change in unrealized appreciation (depreciation) of investments             (852,204)   (3,466,068)
-------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                            (2,802,545)   (6,494,404)
-------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                                           593,105    13,199,362
Redeemed                                                                      (1,662,754)  (12,626,231)
-------------------------------------------------------------------------------------------------------
Net change in net assets resulting from capital transactions                  (1,069,649)      573,131
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                    (3,872,194)   (5,921,273)
-------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                                             15,270,906    21,192,179
-------------------------------------------------------------------------------------------------------

Net Assets -- End of Period                                                  $11,398,712  $ 15,270,906
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income $    (8,492) $    (29,017)
-------------------------------------------------------------------------------------------------------

Share Transactions
Issued                                                                            63,439     1,145,621
Redeemed                                                                        (183,897)   (1,236,631)
-------------------------------------------------------------------------------------------------------
Net change in shares                                                            (120,458)      (91,010)
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Tactical Asset Allocation Fund

                                                        2002                  2001
                                                -------------------   -------------------
                                                 Class A    Class C    Class A    Class C
                                                --------   --------   --------   --------
Net Asset Value, Beginning of Period            $   8.21   $   9.46   $  10.05   $  11.46
-------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                       (0.07)*    (0.12)*    (0.04)*    (0.07)*
Net gains (losses) on securities (both realized
  and unrealized)                                  (0.91)     (1.04)     (1.14)     (1.31)
-------------------------------------------------------------------------------------------
Total from Investment Operations                   (0.98)     (1.16)     (1.18)     (1.38)
-------------------------------------------------------------------------------------------

Less Distributions
From net investment income                            --         --      (0.66)     (0.62)
From net capital gains                                --         --         --         --
-------------------------------------------------------------------------------------------
Total Distributions                                   --         --      (0.66)     (0.62)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   7.23   $   8.30   $   8.21   $   9.46
-------------------------------------------------------------------------------------------

Total Return (excludes sales and redemption
  charges and assumes reinvestment of
  distributions)                                 (11.94%)   (12.26%)   (11.76%)   (12.06%)

Ratios/Supplemental Data
Net assets, end of period ($000)                $    233   $  1,499   $    277   $  2,756
Ratio of net expenses to average net assets        1.90%      2.25%      1.80%      2.16%
Ratio of net investment income (loss) to
  average net assets                              (0.91%)    (1.35%)    (0.39%)    (0.70%)
Ratio of expenses to average net assets
  before reductions(2)                             4.34%      3.45%      3.68%      2.87%
Portfolio turnover rate(1)                       277.99%    277.99%    297.81%    297.81%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes reductions in corresponding portfolio.
*  Per share amounts were calculated using the average share method.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                2000                  1999                1998
         ------------------    ------------------  ------------------
          Class A     Class C   Class A   Class C   Class A   Class C
         --------    --------  --------  --------  --------  --------
         $  12.50    $  14.15  $  13.87  $  15.33  $  11.07  $  12.25
         -------------------------------------------------------------

             0.27*      0.30 *     0.06      0.06      0.05      0.05
            (2.35)      (2.72)     1.80      1.99      3.07      3.38
         -------------------------------------------------------------
            (2.08)      (2.42)     1.86      2.05      3.12      3.43
         -------------------------------------------------------------

            (0.37)      (0.27)    (0.06)    (0.06)    (0.05)    (0.05)
               --          --     (3.17)    (3.17)    (0.27)    (0.30)
         -------------------------------------------------------------
            (0.37)      (0.27)    (3.23)    (3.23)    (0.32)    (0.35)
         -------------------------------------------------------------
         -------------------------------------------------------------
         $  10.05    $  11.46  $  12.50  $  14.15  $  13.87  $  15.33
         -------------------------------------------------------------

          (16.90%)    (17.24%)   15.62%    15.33%    28.38%    28.13%

         $    376    $  9,872  $    625  $ 22,068  $     59  $ 14,982
            1.75%       2.14%     1.77%     2.13%     2.00%     2.10%
            2.39%       2.00%     1.02%     0.45%     0.45%     0.39%
            2.34%       2.16%     3.66%     2.24%    10.38%     2.48%
          405.88%     405.88%   787.66%   787.66%   128.31%   128.31%

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Utility Growth Fund

                                               2002                2001
                                        ------------------  ------------------
                                         Class A   Class C   Class A   Class C
                                        --------  --------  --------  --------
Net Asset Value, Beginning of Period    $  17.04  $  16.60  $  20.36  $  20.00
-------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                       0.30      0.24      0.29      0.22
Net gains (losses) on securities (both
  realized and unrealized)                 (5.51)    (5.35)    (3.31)    (3.38)
-------------------------------------------------------------------------------
Total from Investment Operations           (5.21)    (5.11)    (3.02)    (3.16)
-------------------------------------------------------------------------------

Less Distributions
From net investment income                 (0.29)    (0.25)    (0.29)    (0.23)
From net capital gains                        --        --     (0.01)    (0.01)
-------------------------------------------------------------------------------
Total Distributions                        (0.29)    (0.25)    (0.30)    (0.24)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Asset Value, End of Period          $  11.54  $  11.24  $  17.04  $  16.60
-------------------------------------------------------------------------------

Total Return (excludes sales and
  redemption charges and assumes
  reinvestment of distributions)         (30.71%)  (30.92%)  (14.96%)  (15.90%)

Ratios/Supplemental Data
Net assets, end of period ($000)        $  2,249  $    944  $  3,098  $  1,947
Ratio of net expenses to average net
  assets                                   1.90%     2.25%     1.85%     2.25%
Ratio of net investment income to
  average net assets                       2.23%     1.82%     1.57%     1.21%
Ratio of expenses to average net assets
  before reductions(2)                     2.81%     3.37%     2.14%     2.65%
Portfolio turnover rate(1)                31.61%    31.61%    22.74%    22.74%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------



                  2000                1999              1998
            ----------------    ----------------  ----------------
            Class A    Class C  Class A  Class C  Class A  Class C
            -------    -------  -------  -------  -------  -------
            $ 19.73    $ 19.47  $ 18.59  $ 18.38  $ 17.37  $ 17.17
            -------------------------------------------------------

               0.27       0.17     0.29     0.20     0.23     0.16
               3.63       3.56     3.44     3.38     1.20     1.21
            -------------------------------------------------------
               3.90       3.73     3.73     3.58     1.43     1.37
            -------------------------------------------------------

              (0.25)     (0.18)   (0.29)   (0.20)   (0.21)   (0.16)
              (3.02)     (3.02)   (2.30)   (2.29)      --       --
            -------------------------------------------------------
              (3.27)     (3.20)   (2.59)   (2.49)   (0.21)   (0.16)
            -------------------------------------------------------
            -------------------------------------------------------
            $ 20.36    $ 20.00  $ 19.73  $ 19.47  $ 18.59  $ 18.38
            -------------------------------------------------------

             20.37%     19.72%   20.34%   19.72%    8.34%    8.08%

            $ 3,083    $ 3,367  $ 2,082  $ 2,156  $ 1,550  $ 1,299
              1.75%      2.25%    1.82%    2.25%    2.00%    2.25%
              1.28%      0.79%    1.47%    0.97%    1.20%    0.93%
              2.83%      3.30%    2.89%    3.37%    3.82%    4.33%
             37.07%     37.07%   69.20%   69.20%   51.36%   51.36%

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Core Equity Fund

                                                2002                2001
                                         ------------------  ------------------
                                          Class A   Class C   Class A   Class C
                                         --------  --------  --------  --------
Net Asset Value, Beginning of Period     $  12.99  $  12.87  $  16.12  $  16.04
--------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                (0.06)    (0.10)    (0.07)    (0.13)
Net gains (losses) on securities (both
  realized and unrealized)                  (3.18)    (3.13)    (2.17)    (2.15)
--------------------------------------------------------------------------------
Total from Investment Operations            (3.24)    (3.23)    (2.24)    (2.28)
--------------------------------------------------------------------------------

Less Distributions
From net capital gains                         --        --     (0.89)    (0.89)
--------------------------------------------------------------------------------
Total Distributions                            --        --     (0.89)    (0.89)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Asset Value, End of Period           $   9.75  $   9.64  $  12.99  $  12.87
--------------------------------------------------------------------------------

Total Return (excludes sales and
  redemption charges and assumes
  reinvestment of distributions)          (24.94%)  (25.10%)  (13.88%)  (14.20%)

Ratios/Supplemental Data
Net assets, end of period ($000)         $  1,741  $  1,552  $  4,114  $  3,174
Ratio of net expenses to average net
  assets                                    1.90%     2.25%     1.84%     2.15%
Ratio of net investment income (loss) to
  average net assets                       (0.35%)   (0.69%)   (0.42%)   (0.73%)
Ratio of expenses to average net assets
  before reductions(2)                      2.74%     3.27%     2.31%     2.81%
Portfolio turnover rate(1)                 53.61%    53.61%    36.99%    36.99%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                  2000                 1999              1998
           ------------------    ----------------  ----------------
            Class A     Class C  Class A  Class C  Class A  Class C
           --------    --------  -------  -------  -------  -------
           $  18.28    $  18.24  $ 15.32  $ 15.32  $ 12.67  $ 12.66
           ---------------------------------------------------------

              (0.06)      (0.11)   (0.04)   (0.05)      --    (0.01)
              (1.78)      (1.77)    3.27     3.24     2.88     2.90
           ---------------------------------------------------------
              (1.84)      (1.88)    3.23     3.19     2.88     2.89
           ---------------------------------------------------------

              (0.32)      (0.32)   (0.27)   (0.27)   (0.23)   (0.23)
           ---------------------------------------------------------
              (0.32)      (0.32)   (0.27)   (0.27)   (0.23)   (0.23)
           ---------------------------------------------------------
           ---------------------------------------------------------
           $  16.12    $  16.04  $ 18.28  $ 18.24  $ 15.32  $ 15.32
           ---------------------------------------------------------

            (10.07%)    (10.31%)  21.16%   20.90%   22.78%   22.85%

           $  7,387    $  5,567  $ 7,113  $ 5,506  $ 5,375  $ 2,466
              1.75%       2.00%    1.77%    1.99%    1.80%    1.97%
             (0.36%)     (0.61%)  (0.23%)  (0.46%)   0.09%   (0.11%)
              1.93%       2.44%    2.02%    2.55%    3.13%    3.85%
             58.03%      58.03%   51.22%   51.22%   79.98%   79.98%

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


International Equity Fund

                                                               2002       2001      2000      1999     1998
                                                            --------    --------  --------  -------  -------
Net Asset Value, Beginning of Period                        $  10.28    $  13.45  $  17.37  $ 14.47  $ 12.18
-------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                   (0.03)      (0.08)    (0.06)   (0.04)   (0.02)
Net gains (losses) on securities (both realized and
  unrealized)                                                  (1.90)      (3.09)    (2.26)    4.31     2.43
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (1.93)      (3.17)    (2.32)    4.27     2.41
-------------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                        --          --        --       --    (0.04)
From net capital gains                                            --          --     (1.55)   (1.37)   (0.08)
From tax return of capital                                        --          --     (0.05)      --       --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                               --          --     (1.60)   (1.37)   (0.12)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $   8.35    $  10.28  $  13.45  $ 17.37  $ 14.47
-------------------------------------------------------------------------------------------------------------

Total Return (excludes sales and redemption charges and
  assumes reinvestment of distributions)                     (18.77%)    (23.40%)  (13.37%)  30.07%   19.78%

Ratios/Supplemental Data
Net assets, end of period ($000)                            $ 11,399    $ 15,271  $ 21,192  $23,474  $18,273
Ratio of net expenses to average net assets                    2.41%       1.99%     1.87%    2.00%    2.00%
Ratio of net investment income (loss) to average net assets   (0.29%)     (0.34%)   (0.41%)  (0.28%)  (0.18%)
Ratio of expenses to average net assets before reductions      2.41%       1.99%     1.87%    2.37%    2.17%
Portfolio turnover rate                                      31.86% (1)   94.20%    69.03%   72.52%   86.13%

(1) Represents turnover rate of corresponding portfolio.

See accompanying notes to financial statements.

Notes to Financial Statements
December 31, 2002
--------------------------------------------------------------------------------


1.  Organization and Significant Accounting Policies

The Meeder Advisor Funds Trust (formerly the Flex-Partners Trust) (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. At December 31, 2002, the Trust consisted of seven separate series. The accompanying financial statements relate only to the following
Funds: Tactical Asset Allocation Fund ("TAA"), Utility Growth Fund ("UGF"), Core Equity Fund ("CEF"), and International Equity Fund ("International") (each a "Fund" and collectively the "Funds"). TAA, UGF, and CEF each offer two classes of shares (Class A and Class C). The Class A shares are subject to an initial sales charge imposed at the time of purchase and certain redemptions may have a contingent deferred sales charge applied to it in accordance with the Funds' prospectus. Certain redemptions of Class C shares made within two years of purchase are subject to a contingent deferred sales charge in accordance with the Funds' prospectus. Sales charges for International are identical to those set forth above for Class A. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios"). Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                                     Percentage
                                                                of Portfolio Owned by
                                                               Fund as of December 31,
Fund                           Portfolio                                2002*
----                           ---------                       -----------------------
Tactical Asset Allocation Fund Asset Allocation Portfolio                3%
Utility Growth Fund            Utilities Portfolio                       14%
Core Equity Fund               Growth Stock Portfolio                    15%
International Equity Fund      International Equity Portfolio            58%

* There is a partner in each Portfolio, except International Equity Portfolio, that owns a de minimis position.

The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. Each Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by each Portfolio is discussed in the Portfolios' notes to financial statements included elsewhere in this report.

Federal income taxes. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. TAA and CEF declare and pay dividends from net investment income, if any, on a quarterly basis. UGF declares and pays dividends from net investment income on a monthly basis. International declares and pays dividends from net investment income, if any, on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations that may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatments of unrealized gains and losses of futures contracts held by each Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2002 were as follows:

                                                             Undistributed Net
                                           Undistributed Net  Realized Gains
                                 Capital   Investment Income    and Losses
                                ---------  ----------------- -----------------
 Tactical Asset Allocation Fund $ (31,593)      $31,594          $     (1)
 Core Equity Fund                 (25,716)       25,716                --
 International Equity Fund       (256,784)       59,124           197,660

Investment income & expenses. The Funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. As of December 31, 2002, organizational costs for TAA, UGF, CEF, and International have been fully amortized.

2.  Agreements and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard"), Sector Capital Management, L.L.C. ("Sector Capital"), and CGU Fund Management ("CGU") serve as subadvisors of the Utilities Portfolio, the Growth Stock Portfolio and the International Equity Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.12% of each Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each class of shares per Fund. For Fund's which are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. MFSCo has voluntarily reduced the basis point fee by 0.02% even though the Fund is not currently subject to an expense cap.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MFSCo serves as accounting services agent for International. In compensation for such services, International pays MFSCo an annual fee equal to the greater of:

    a. 0.03% of the first $100 million of average daily net assets, 0.02% of the next $150 million of average daily net assets, and 0.01% in excess of $250 million of average daily net assets, or

    b. $30,000.

MAM has agreed to reduce its fees and/or reimburse expenses, including expenses allocated from each respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), to limit TAA, UGF, and CEF's total annual operating expenses to 1.90% for Class A and 2.25% for Class C of average daily net assets. Such reimbursement is limited to the total of fees charged to the Fund by MAM and MFSCo. For the year ended December 31, 2002, MAM reimbursed $31,201, $33,975, and $45,629 for TAA, UGF, and CEF, respectively.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. TAA, UGF, and CEF have adopted two distribution plans with Adviser Dealer Services, Inc. (the "Distributor"). Under these distribution plans, each fund class pays the Distributor fees at an annual rate of 0.25% and 0.75% of average daily net assets of Class A and Class C shares, respectively. Additionally, TAA, UGF, and CEF have adopted two service plans. Under these service plans, each fund pays the Distributor fees at an annual rate of 0.25% of average daily net assets of Class A and Class C shares. International has adopted distribution and service plans. Under each plan, International pays the Distributor fees at an annual rate of up to 0.25% of average daily net assets. For International, the Distributor is not paid a distribution or service fee on certain assets.

For the year ended December 31, 2002, the Distributor received $2,503 in sales commissions from the sale of Class A shares. The Distributor also received $5,339 of contingent deferred sales charges relating to redemptions of Class C shares.

3.  Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2002 were as follows:

                                                          Total Dividends
                                          Ordinary Income     Paid(1)
                                          --------------- ---------------
      Utility Growth Fund                     $77,599         $77,599

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                            Accumulated
                                    Undistributed           Capital and     Unrealized           Total
                                      Ordinary    Dividends Other Gains    Appreciation/      Accumulated
                                       Income      Payable  and (Losses) (Depreciation)(2) Earnings/(Deficit)
                                    ------------- --------- ------------ ----------------- ------------------
Tactical Asset Allocation Fund          $ --        $  --   $(2,850,652)    $(1,208,701)      $(4,059,353)
Utility Growth Fund                      209         (269)   (1,289,098)       (358,522)       (1,647,680)
Core Equity Fund                          --           --    (2,632,562)       (365,493)       (2,998,055)
International Equity Fund                 --           --    (4,467,263)     (3,821,482)       (8,288,745)

For Federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2002, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

                                                   Amount   Expires
                                                 ---------- -------
             Tactical Asset Allocation Fund      $1,902,842  2008
             Tactical Asset Allocation Fund         806,958  2009
             Tactical Asset Allocation Fund         139,964  2010
             Utility Growth Fund                      6,938  2009
             Utility Growth Fund                  1,282,157  2010
             Core Equity Fund                     1,044,774  2009
             Core Equity Fund                     1,551,694  2010
             International Equity Fund            2,398,828  2009
             International Equity Fund            1,973,056  2010

Under current tax laws, net capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2002, the Funds deferred post October capital losses of:

                                            Post-October Capital Losses
                                            ---------------------------
        Tactical Asset Allocation Fund                $   888
        Core Equity Fund                               36,093
        International Equity Fund                      95,379

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2) The difference between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

4. Subsequent Event

The Board of Trustees of the Portfolios and the Trust approved the termination and liquidation of the Tactical Asset Allocation Fund, Utility Growth Fund, Core Equity Fund and all of their corresponding Portfolios, except for the International Equity Portfolio. The shareholders of the Tactical Asset Allocation Fund, Utility Growth Fund, and Core Equity Fund who have not redeemed their shares prior to April 11, 2003 will have their shares automatically redeemed in cash as of that date. The liquidating Portfolios will terminate and liquidate on or about April 11, 2003. After April 11, 2003, the International Equity Portfolio and the International Equity Fund will continue in their master-feeder structure and the International Equity Portfolio will continue to be managed by Meeder Asset Management, Inc. and sub-managed by CGU Fund Management.

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Meeder Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of the Meeder Advisor Funds Trust comprised of the Tactical Asset Allocation Fund, Utility Growth Fund, Core Equity Fund and International Equity Fund (collectively, the Funds), as of December 31, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 21, 2003

Statements of Assets & Liabilities
December 31, 2002
--------------------------------------------------------------------------------

                                                           Asset                   Growth    International
                                                         Allocation   Utilities     Stock       Equity
                                                         Portfolio    Portfolio   Portfolio    Portfolio
                                                         ----------- ----------- ----------- -------------
Assets
Investments, at value*                                   $48,847,954 $22,112,824 $21,556,342  $19,496,928
Repurchase agreements, at value*                             626,000     215,000     298,000           --
Trustee deferred compensation investments, at value           91,884      25,575      45,429       21,343
Cash                                                             528         229         704       71,373
Receivable for securities sold                                    --          --      40,032           --
Receivable for net variation margin on futures contracts       5,600          --          --           --
Receivable for forward currency contracts                         --          --          --          323
Interest and dividend receivable                                  65      42,389      24,681       62,049
Prepaid expenses/other assets                                    448       6,245       2,548        4,706
----------------------------------------------------------------------------------------------------------
Total Assets                                              49,572,479  22,402,262  21,967,736   19,656,722
----------------------------------------------------------------------------------------------------------

Liabilities
Payable for securities purchased                                  --          --     210,519       47,057
Payable for Trustee Deferred Compensation Plan                91,884      25,575      45,429       21,343
Payable to investment advisor                                 42,269      18,302      18,665       16,035
Accrued fund accounting fees                                   3,531       2,315       2,523           --
Other accrued liabilities                                     32,642      12,519      23,217       49,989
----------------------------------------------------------------------------------------------------------
Total Liabilities                                            170,326      58,711     300,353      134,424
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total Net Assets                                         $49,402,153 $22,343,551 $21,667,383  $19,522,298
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
* Investments, at cost                                   $50,487,957 $25,382,544 $25,112,662  $23,180,091
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statements of Operations
For The Year Ended December 31, 2002
--------------------------------------------------------------------------------

                                                             Asset                     Growth     International
                                                           Allocation    Utilities      Stock        Equity
                                                           Portfolio     Portfolio    Portfolio     Portfolio
                                                          -----------  ------------  -----------  -------------
Investment Income
Interest                                                  $   333,705  $     17,789  $    23,001   $     4,024
Dividends                                                     223,064     1,126,810      463,071       516,023
Foreign taxes withheld                                             --            --          (36)      (46,499)
---------------------------------------------------------------------------------------------------------------
Total Investment Income                                       556,769     1,144,599      486,036       473,548
---------------------------------------------------------------------------------------------------------------

Expenses
Investment advisor                                            552,653       277,327      310,802       224,073
Fund accounting                                                40,404        31,366       33,281            --
Trustee                                                        25,566        15,963       17,323            --
Audit                                                          11,202        13,267       13,250            --
Custodian                                                       9,810         7,318       16,980        83,375
Legal                                                           3,966         3,616        3,977            --
Insurance                                                       2,701         2,229        3,165            --
Other                                                           7,051         6,365        6,450            --
---------------------------------------------------------------------------------------------------------------
Total Expenses Before Reductions                              653,353       357,451      405,228       307,448
---------------------------------------------------------------------------------------------------------------
Investment advisor fees waived                                     --            --       (1,697)           --
Expenses paid indirectly                                      (27,516)      (20,293)      (8,309)           --
---------------------------------------------------------------------------------------------------------------
Total Net Expenses                                            625,837       337,158      395,222       307,448
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                  (69,068)      807,441       90,814       166,100
---------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from futures contracts               583,375            --     (149,801)           --
Net realized gain (loss) from investment transactions and
  distributions of realized gains by other investment
  companies                                                (4,414,303)   (8,166,232)  (6,118,447)   (3,103,253)
Net change in unrealized appreciation (depreciation) of
  investments                                              (2,594,618)   (3,471,988)  (2,791,866)   (1,500,640)
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments   (6,425,546)  (11,638,220)  (9,060,114)   (4,603,893)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations        $(6,494,614) $(10,830,779) $(8,969,300)  $(4,437,793)
---------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statements of Changes in Net Assets
For The Years Ended December 31,
--------------------------------------------------------------------------------


                              Asset Allocation Portfolio      Utilities Portfolio       Growth Stock Portfolio
                              --------------------------  --------------------------  --------------------------
                                  2002          2001          2002          2001          2002          2001
                              ------------  ------------  ------------  ------------  ------------  ------------
Operations
Net investment income (loss)  $    (69,068) $    326,042  $    807,441  $    823,591  $     90,814  $     81,469
Net realized gain (loss) from
 investments and futures
 contracts                      (3,830,928)  (11,680,310)   (8,166,232)   (2,260,797)   (6,268,248)   (3,015,271)
Net change in unrealized
 appreciation (depreciation)
 of investments                 (2,594,618)      453,972    (3,471,988)   (4,483,414)   (2,791,866)   (4,413,855)
------------------------------------------------------------------------------------------------------------------
Net change in net assets
 resulting from operations      (6,494,614)  (10,900,296)  (10,830,779)   (5,920,620)   (8,969,300)   (7,347,657)
------------------------------------------------------------------------------------------------------------------

Transactions of Investors'
Beneficial Interests
Contributions                   13,872,530    10,615,294    10,037,806    22,964,327    22,959,260     6,402,311
Withdrawals                    (23,827,299)  (42,465,682)  (12,790,403)  (12,007,187)  (32,624,521)  (15,939,452)
------------------------------------------------------------------------------------------------------------------
Net change in net assets
 resulting from transactions
 of investors' beneficial
 interests                      (9,954,769)  (31,850,388)   (2,752,597)   10,957,140    (9,665,261)   (9,537,141)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Change in Net Assets     (16,449,383)  (42,750,684)  (13,583,376)    5,036,520   (18,634,561)  (16,884,798)
------------------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of
 Period                         65,851,536   108,602,220    35,926,927    30,890,407    40,301,944    57,186,742
------------------------------------------------------------------------------------------------------------------
Net Assets -- End of Period   $ 49,402,153  $ 65,851,536  $ 22,343,551  $ 35,926,927  $ 21,667,383  $ 40,301,944
------------------------------------------------------------------------------------------------------------------

                                International Equity
                                      Portfolio
                              ------------------------
                                  2002        2001*
                              -----------  -----------
Operations
Net investment income (loss)  $   166,100  $   (35,635)
Net realized gain (loss) from
 investments and futures
 contracts                     (3,103,253)    (463,823)
Net change in unrealized
 appreciation (depreciation)
 of investments                (1,500,640)   1,162,350
-------------------------------------------------------
Net change in net assets
 resulting from operations     (4,437,793)     662,892
-------------------------------------------------------

Transactions of Investors'
Beneficial Interests
Contributions                     607,379   27,884,528
Withdrawals                    (1,808,464)  (3,386,244)
-------------------------------------------------------
Net change in net assets
 resulting from transactions
 of investors' beneficial
 interests                     (1,201,085)  24,498,284
-------------------------------------------------------
-------------------------------------------------------
Total Change in Net Assets     (5,638,878)  25,161,176
-------------------------------------------------------

Net Assets -- Beginning of
 Period                        25,161,176           --
-------------------------------------------------------
Net Assets -- End of Period   $19,522,298  $25,161,176
-------------------------------------------------------

*  Commenced operations on November 2, 2001.

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Asset Allocation Portfolio

                                                       2002      2001      2000      1999     1998
                                                     --------  --------  --------  -------- --------
Total Return                                          (11.14%)  (10.21%)  (15.30%)   17.39%   30.23%

Net assets, end of period ($000)                     $ 49,402  $ 65,852  $108,602  $178,541 $140,808
Ratio of net expenses to average net assets             1.10%     1.02%     0.88%     0.86%    0.91%
Ratio of net investment income (loss) to average net
  assets                                               (0.12%)    0.40%     3.28%     1.69%    1.56%
Ratio of expenses to average net assets before
  reductions                                            1.15%     1.08%     0.88%     0.86%    0.91%
Portfolio turnover rate                               277.99%   297.81%   405.88%   787.66%  128.31%

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Utilities Portfolio

                                                            2002      2001     2000    1999    1998
                                                          --------  --------  ------- ------- -------
Total Return                                               (30.03%)  (13.65%)  21.81%  21.81%  10.33%

Net assets, end of period ($000)                          $ 22,344  $ 35,927  $30,890 $18,051 $13,220
Ratio of net expenses to average net assets                  1.22%     1.17%    1.29%   1.35%   1.44%
Ratio of net investment income to average net assets         2.91%     2.23%    1.74%   1.94%   1.73%
Ratio of expenses to average net assets before reductions    1.29%     1.25%    1.30%   1.35%   1.46%
Portfolio turnover rate                                     31.61%    22.74%   37.07%  69.20%  51.36%

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Growth Stock Portfolio

                                                            2002      2001      2000    1999    1998
                                                          --------  --------  -------  ------- -------
Total Return                                               (24.31%)  (12.05%)  (8.33%)  22.72%  24.58%

Net assets, end of period ($000)                          $ 21,667  $ 40,302  $57,187  $65,217 $51,168
Ratio of net expenses to average net assets                  1.27%     1.24%    1.10%    1.15%   1.25%
Ratio of net investment income to average net assets         0.29%     0.17%    0.29%    0.39%   0.77%
Ratio of expenses to average net assets before reductions    1.30%     1.26%    1.12%    1.16%   1.26%
Portfolio turnover rate                                     53.61%    36.99%   58.03%   51.22%  79.98%

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

International Equity Portfolio

                                                                 2002     2001*
                                                               --------  -------
Total Return(1)                                                 (17.95%)   2.49%

Net assets, end of period ($000)                               $ 19,522  $25,161
Ratio of net expenses to average net assets(2)                    1.37%    1.54%
Ratio of net investment income (loss) to average net assets(2)    0.74%   (0.86%)
Ratio of expenses to average net assets before reductions(2)      1.37%    1.54%
Portfolio turnover rate(1)                                       31.86%   94.20%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
*  Commenced operations on November 2, 2001.

See accompanying notes to financial statements.

Notes to Financial Statements
December 31, 2002
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Each fund of the Meeder Advisor Funds Trust (formerly the Flex-Partners Trust) (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio"; collectively the "Portfolios") having the same investment objective as the fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolios qualify as partnerships, and each investor in the corresponding Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolios pay no income dividends or capital gain distributions.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. For all Portfolios, except International Equity Portfolio, securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services that use valuation techniques approved by the Board of Trustees ("Trustees").

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities owned by International Equity Portfolio are valued at 3:00 pm Eastern Time based on the last sales price, or, lacking any sales, at the closing bid prices. These prices are obtained from independent pricing services that use valuation techniques approved by the Trustees. If prices cannot be obtained through independent pricing services, methods of valuation are used that have been approved by the Trustees.

Foreign currency translation. Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of International denominated in foreign currency and are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

Forward currency contracts. International Equity Portfolio may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The value of forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in value is recorded by International as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, International records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

Repurchase agreements. Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options. Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those that are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Federal income taxes. The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis, except for International Equity Portfolio that calculates realized gains and losses from sales of investments on the first-in first-out basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

With the exception of International Equity Portfolio, each Portfolio has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

2.  Investment Transactions

For the year ended December 31, 2002, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

                                            Purchases      Sales
                                           ------------ ------------
            Asset Allocation Portfolio     $108,975,787 $110,639,164
            Utilities Portfolio               8,496,686    9,280,208
            Growth Stock Portfolio           16,175,957   26,529,729
            International Equity Portfolio    6,925,346    8,053,079

As of December 31, 2002, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                            Net
                                                                         unrealized
                               Cost basis of  Unrealized   Unrealized   appreciation
                                investments  appreciation depreciation (depreciation)
                               ------------- ------------ ------------ --------------
Asset Allocation Portfolio      $50,487,957   $  373,679  $(1,387,682)  $(1,014,003)
Utilities Portfolio              25,434,474    1,561,019   (4,667,669)   (3,106,650)
Growth Stock Portfolio           25,901,163    1,404,670   (5,451,491)   (4,046,821)
International Equity Portfolio   23,633,027      875,066   (5,011,165)   (4,136,099)

3.  Investment Advisory Fees and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard"), Sector Capital Management, L.L.C. ("Sector Capital"), and CGU Fund Management ("CGU") serve as subadvisors of the Utilities Portfolio, Growth Stock Portfolio, and International Equity Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

For such services each Portfolio, except International Equity Portfolio, pays a fee at the following annual rates: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. The International Equity Portfolio pays a fee at an annual rate of 1.00% of average daily net assets. As subadvisor to the Utilities Portfolio, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Growth Stock Portfolio, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets. As subadvisor to the International Equity Portfolio, CGU is paid 1.00% of the 1.00% of average daily net assets up to $10 million, 0.30% of the 1.00% of average daily net assets exceeding $10 million up to $20 million, and 0.65% of the 1.00% of average daily net assets exceeding $20 million.

Adviser Dealer Services, Inc. ("ADS"), an affiliated broker-dealer of MAM, received distribution fees from underlying holdings of the Asset Allocation Portfolio. ADS deposits these fees back into the Portfolio in an effort to reduce expenses. During the year ended December 31, 2002, ADS deposited $27,516 of distribution fees received into the Asset Allocation Portfolio.

Also, ADS has an arrangement with the Utilities Portfolio and Growth Stock Portfolio whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Portfolios. For the year ended December 31, 2002, ADS received $11,359 and $3,448 in commissions in connection with the purchase and sale of investments for the Utilities Portfolio and Growth Stock Portfolio, respectively. For the same time period ADS paid $20,293 and $8,309 of expenses under this arrangement for the Utilities Portfolio and Growth Stock Portfolio, respectively.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as accounting services agent for each Portfolio, except International Equity Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $7,500 for each Portfolio.

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Asset Allocation Portfolio, Utilities Portfolio,
Growth Stock Portfolio and International Equity Portfolio:

We have audited the accompanying statements of assets and liabilities of the Asset Allocation Portfolio (formerly Mutual Fund Portfolio), Utilities Portfolio (formerly Utilities Stock Portfolio), Growth Stock Portfolio and International Equity Portfolio (collectively, the Portfolios), including the schedule of portfolio investments, as of December 31, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2002, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios at December 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 21, 2003

Trustees and Officers
--------------------------------------------------------------------------------

Certain trustees of the Portfolios are also officers of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolios and elect their officers. The officers are responsible for the Portfolios' day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Meeder Advisor Funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including Meeder Advisor Funds, The Flex-funds, and the corresponding portfolios of Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and                                              Principal Occupation During
Year of Birth              Position and Length of Service(2)             Past Five Years
-------------              --------------------------------- ---------------------------------------
Robert S. Meeder,             Trustee and President          Chairman of Meeder Asset
Sr.* Year of Birth: 1929                                     Management, Inc., an investment
                                                             advisor; Chairman and Director of
                                                             Mutual Funds Service Co., the Fund
                                                             Complex's transfer agent; Director of
                                                             Adviser Dealer Services, Inc., the
                                                             Fund Complex's Distributor.

Milton S.                     Trustee                        Retired; formerly a practicing attorney
Bartholomew Year of                                          in Columbus, Ohio; member of the
Birth: 1929                                                  Fund Complex's Audit Committee.

Roger D. Blackwell Year       Trustee                        Professor of Marketing and Consumer
of Birth: 1940                                               Behavior, The Ohio State University;
                                                             President of Blackwell Associates,
                                                             Inc., a strategic consulting firm.

Robert S. Meeder,             Trustee and Vice President     President of Meeder Asset
Jr.* Year of Birth: 1961                                     Management, Inc.

Walter L. Ogle Year of        Trustee                        Retired; formerly Executive Vice
Birth: 1937                                                  President of Aon Consulting, an
                                                             employee benefits consulting group;
                                                             member of the Fund Complex's Audit
                                                             Committee.

Charles A.                    Trustee                        President, Winston Financial, Inc.,
Donabedian Year of Birth:                                    which provides a variety of marketing
1943                                                         consulting services to investment
                                                             management companies; CEO,
                                                             Winston Advisors, Inc., an investment
                                                             advisor; member of the Fund
                                                             Complex's Audit Committee.

James W. Didion Year of       Trustee                        Retired; formerly Executive Vice
Birth: 1930                                                  President of Core Source, Inc., an
                                                             employee benefit and Workers'
                                                             Compensation administration and
                                                             consulting firm (1991 - 1997).

Jack W. Nicklaus Year of      Trustee                        Designer, Nicklaus Design, a golf
Birth: 1961                                                  course design firm and division of The
                                                             Nicklaus Companies.

(1) The address of each Trustee is 6000 Memorial Drive, Dublin, OH 43017.
(2) Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

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MANAGER AND INVESTMENT ADVISOR:
Meeder Asset Management
6000 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

SUBADVISOR/THE UTILITIES PORTFOLIO
Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

SUBADVISOR/THE GROWTH STOCK PORTFOLIO
Sector Capital Management L.L.C.
51 Germantown Court, Suite 309
Cordova, TN 38018

SUBADVISOR/THE INTERNATIONAL EQUITY PORTFOLIO
CGU Fund Management
No. 1 Poultry
London, England EC2R 8EJ

BOARD OF TRUSTEES
Milton S. Bartholomew
Dr. Roger D. Blackwell
James Didion
Charles Donabedian
Robert S. Meeder, Sr.
Robert S. Meeder, Jr.
Jack Nicklaus II
Walter L. Ogle

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, Ohio 45201

TRANSFER AGENT DIVIDEND DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, Ohio 43017

AUDITORS
KPMG LLP
Columbus, Ohio 43215

MEEDER
   Advisor Funds

   6000 Memorial Drive, Dublin Ohio, 43017
   Call Toll Free 800-494-3539
   Local 614-766-7074 Fax 614-766-6669
   Distributed by Adviser Dealer Services, Inc.